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                     TORTOISE CAPITAL RESOURCES CORPORATION

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                                   $20,000,000

                                CREDIT AGREEMENT

                           Dated as of April 23, 2007

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                    U.S. BANK NATIONAL ASSOCIATION, as Agent

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                                       i

         9.5      Entire Agreement; Modification of Agreement; Sale of

                                       ii

                                Table of Exhibits

Exhibit A - Commitments
Exhibit B - Form of Revolving Credit Note
Exhibit C - Form of Swingline Note
Exhibit D - Form of Borrowing Base Certificate

                                      iii

                                CREDIT AGREEMENT

     This Credit  Agreement (the  "Agreement")  is made as of April 23, 2007, by and among TORTOISE CAPITAL RESOURCES  CORPORATION,  a Maryland  corporation (the
"Borrower");  U.S. BANK NATIONAL  ASSOCIATION,  a national banking  association,
BANK OF OKLAHOMA,  N.A., a national banking  association,  and each other lender from time to time  identified as having a Commitment on Exhibit A hereto and who becomes a party hereto (each a "Bank" and, collectively, the "Banks"); U.S. BANK
NATIONAL  ASSOCIATION,  a  national  banking  association,  as  the  lender  for
Swingline Loans (in such capacity,  the "Swingline Lender");  U.S. BANK NATIONAL
ASSOCIATION,  a national banking  association,  as agent for the Banks hereunder
(in  such  capacity,  the  "Agent");  and as lead  arranger  hereunder  (in such capacity, the "Lead Arranger").

     The parties agree as follows:

                                   Section 1
                              General Definitions

     1.1  Definitions. When used in this Agreement, the following terms have the following meanings:

     "1940  Act" means the  Investment  Company  Act of 1940,  and the rules and regulations  promulgated  thereunder,  as the same may be  amended  from time to time.

     "Affiliate"  means a Person (1) which owns or otherwise  has an interest in five percent or more of any equity interest of the Borrower, (2) five percent or more of the equity  interests of which the Borrower (or any shareholder or other equity holder, director,  officer, employee or subsidiary of the Borrower or any combination  thereof)  owns or  otherwise  has an  interest  in,  or (3)  which, directly or through one or more intermediaries,  is controlled by, controls,  or is under common  control with the  Borrower.  For purposes of subpart (3) above,
"control" means the ability, directly or indirectly, to affect the management or policies of a Person by virtue of an ownership interest, by right of contract or any other means.

     "Agreement" means this Credit  Agreement,  as amended,  renewed,  restated, replaced, consolidated or otherwise modified from time to time.

     "Banks"  shall  have the  meaning  given to such  term in the  introductory paragraph  hereof and shall  include the Swingline  Lender.  The term shall also include any assignee of a Bank under Section 9.5.

     "Borrowing Base  Certificate"  means a certificate,  in favor of the Agent, signed by an authorized  officer of the Borrower,  substantially  in the form of
Exhibit D hereto, or in such other form as the Agent may reasonably request from time to time, which sets forth in reasonable  detail the computations  necessary to determine the Borrowing Base at a particular time.

     "Borrowing  Base"  means,  at any date,  an amount  equal to (1) 25% of the value of the total  assets of the  Borrower  (such amount shall also include any
Loan  requested  on such date),  less (2) all  outstanding  other  senior  debt;
provided,  however,  such  senior  debt shall not  include  the Loans under this
Agreement.

     "Business Day" means any day on which  commercial  banks are not authorized or required to close in Kansas City, Missouri.

     "Central  Time" means the time as in effect in the central time zone in the
United States from time to time.

                           Credit Agreement - Page 1

     "Change in Control"  shall be deemed to have  occurred if (1) any Person or
group  of  Persons  acting  in  concert  shall  own,   directly  or  indirectly,
beneficially or of record,  shares  representing  more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the  Borrower;  or (2) a change  shall  occur in the Board of  Directors  of the
Borrower such that the individuals who constituted the Board of Directors of the
Borrower as of the Closing Date cease for any reason to constitute a majority of the directors of the Borrower then in office.

     "Closing  Date"  means  the  date of this  Agreement  as set  forth  in the introductory paragraph of this Agreement.

     "Collateral"  means  all  property  with  respect  to which a Lien has been granted to or for the benefit of the Banks pursuant to the Security Agreement or any of the other  Credit  Documents  or which  otherwise  secures the payment or performance of any Obligation.

     "Commitments" means, as to each Bank, at any date, without duplication, its
Revolving Credit Loan Commitment and its Swingline  Exposure,  all at such date;
provided,  however,  that,  in the case of the Swingline  Lender  (solely in its capacity as the Swingline Lender), its Commitments shall mean its Swingline Loan
Commitment.

     "Control  Agreement"  means the  Securities  Account  Control  Agreement or similar  control  agreement  to be  executed  by the  Borrower,  the  Securities
Intermediary  and the  Agent  on or about  the  Closing  Date  and by which  the
Securities  Intermediary  shall acknowledge that it will comply with entitlement orders  originated by the Bank without further  consent by the Borrower,  as the same may be amended,  renewed,  replaced,  restated,  consolidated  or otherwise modified from time to time.

     "Credit  Documents"  means,  collectively,  this Agreement,  the Notes, the
Security Agreement,  the Control Agreement and any other agreements or documents with the Agent or the Banks existing on or after the Closing Date  evidencing or otherwise  relating to any of the  transactions  described in or contemplated by this  Agreement,  and  any  amendments,  renewals,  restatements,  replacements, consolidations or other modifications of any of the foregoing from time to time.

     "Daily  Reset Libor  Rate"  means an annual  rate of interest  equal to the one-month LIBOR rate for Dollars quoted by the Agent from Reuters Screen LIBOR01
Page (or, any successor or substitute  thereto selected by the Agent in its sole discretion),  which shall be that one-month  LIBOR rate in effect and reset each
Business Day,  adjusted for any reserve  requirement  and any  subsequent  costs arising from a change in government regulation.

     "Debt"  means any of the  following:  (1)  indebtedness  or  liability  for borrowed money; (2) obligations evidenced by bonds,  debentures,  notes or other similar instruments; (3) obligations for the deferred purchase price of property or  services;  (4)  obligations  as lessee  under  capital  leases;  (5) current liabilities in respect of unfunded vested benefits under Plans covered by ERISA;
(6)  obligations  under  letters  of credit or  acceptance  facilities;  (7) all guarantees,  endorsements  (other than for collection or deposit in the ordinary course of business) and other  contingent  obligations  to purchase,  to provide funds for  payment,  to supply  funds to invest in any Person,  or  otherwise to assure a creditor against loss; and (8) obligations  secured by a Lien,  whether or not the obligations have been assumed.

     "Default  Rate"  has  the  meaning  provided  in  Section  3.1(b)  of  this
Agreement.

     "Default"  means an event or condition the occurrence of which would,  with the lapse of time or the giving of notice or both, become an Event of Default.

                           Credit Agreement - Page 2

     "Dollars" and "$" means lawful money of the United States of America.

     "Environmental  Laws" means all federal,  state, local and other applicable statutes, ordinances, rules, regulations, judicial orders or decrees, common law theories of liability,  governmental or quasi-governmental directives or notices or other laws or matters  existing on or after the Closing Date  relating in any respect to occupational safety, health or environmental protection.

     "ERISA"  means the Employee  Retirement  Income  Security  Act of 1974,  as
amended  from  time to time,  and all rules  and  regulations  from time to time promulgated thereunder.

     "Eurocurrency  Reserve  Requirement"  means,  for any Loan for any Interest
Period  therefor,  the daily average of the stated maximum rate  (expressed as a decimal) at which reserves  (including any marginal,  supplemental  or emergency reserves)  are  required to be  maintained  during such  Interest  Period  under
Regulation D by member banks of the Federal Reserve System in New York City with deposits  exceeding one billion dollars against  "Eurocurrency  liabilities" (as such term is used in Regulation  D) but without  benefit or credit of proration, exemptions or offsets that might  otherwise be available from time to time under
Regulation D. Without  limiting the effect of the  foregoing,  the  Eurocurrency
Reserve  Requirement  shall reflect any other reserves required to be maintained against (1) any category of liabilities  that includes  deposits by reference to which  the  Libor  Rate  or the  Daily  Reset  Libor  Rate  for  Loans  is to be
determined,  or (2) any  category of  extension  of credit or other  assets that include  Loans for which the interest rate is determined on the basis of a Libor
Rate or a Daily Reset Libor Rate.

     "Event  of  Default"  has  the  meaning  provided  in  Section  7.1 of this
Agreement.

     "Funded Debt" means Debt of the Borrower of the type  described in subparts
(1), (2),  (3), (4) and (6) of the  definition of "Debt" in this Section 1.1 and includes, in any event, the Loans.

     "GAAP" means generally accepted  accounting  principles in effect from time to time in the United States of America.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any branch,  department or agency thereof, or any other entity  exercising  executive,  legislative,  judicial,  regulatory or administrative functions of or pertaining to a government.

     "Hazardous  Substance" means any hazardous,  toxic,  dangerous or otherwise environmentally unsound substance, waste or other material, in whatever form, as defined or described in, or contemplated by, any Environmental Law and any other hazardous,  toxic,  dangerous or otherwise  environmentally  unsound  substance, waste or other material in whatever form, or any other substance, waste or other material regulated by any Environmental Law.

     "Interest Period" means, with respect to any Loan in which interest accrues at a Libor Rate, the period  commencing on the date such Loan is made and ending on the  numerically  corresponding  day in the  first,  second,  third  or sixth calendar month thereafter,  except,  that each Interest Period that commences on the last  Business Day of a calendar  month (or on any day for which there is no numerically  corresponding  day in the  appropriate  subsequent  calendar month)
shall end on the last Business Day of the appropriate subsequent calendar month;
provided, however, that (a) no Interest Period may extend beyond the Termination
Date,  and (b) if an Interest  Period  would end on a day that is not a Business
Day, such Interest Period shall be extended to the next Business Day unless such
Business Day would fall in the next calendar month, in which event such Interest
Period shall end on the immediately preceding Business Day.

                           Credit Agreement - Page 3

     "Investment  Advisor"  means any person  (other  than a bona fide  officer, director,  trustee, member of an advisory board, or employee of the Borrower, as such) who, pursuant to contract with the Borrower, regularly furnishes advice to the Borrower with respect to the  desirability  of investing  in,  purchasing or selling  securities  or  other  property,  or is  empowered  to  determine  what securities or other property shall be purchased or sold by the Borrower.

     "Libor Rate" means, for any Interest Period,  the rate per annum determined by the Agent to equal the quotient of (1) the London interbank  offered rate for
Dollars  for such  Interest  Period,  as quoted two  Business  Days  immediately preceding the date of the proposed  Libor Loan in the "Money  Rates"  section of
The Wall Street  Journal or, if not  available,  by  Bloomberg,  Telerate or any other  financial news services  (electronic or otherwise) used by the Agent from time to time in accordance  with  commercially  reasonable  industry  standards, divided by (2) one minus the Eurocurrency  Reserve Requirement for such Interest
Period.

     "Lien"  means any  mortgage,  deed of  trust,  pledge,  security  interest, hypothecation,  assignment, deposit arrangement, encumbrance, lien (statutory or other),  or preference,  priority,  or other security  agreement or preferential arrangement, charge or encumbrance of any kind or nature whatsoever,  including, without limitation, any conditional sale or other title retention agreement, any financing  lease having  substantially  the same  economic  effect as any of the foregoing, or the filing of any financing statement under the Uniform Commercial
Code or comparable law of any jurisdiction to evidence any of the foregoing.

     "Loans" means all Revolving  Credit Loans and the Swingline Loans. The term
"Loan"  may  refer  to all  Revolving  Credit  Loans  or  Swingline  Loans  then outstanding or, as the context so requires, any particular Revolving Credit Loan or Swingline Loan then outstanding under this Agreement.

     "Mandatory Prepayments" shall mean the prepayments of the Loans required by
Section 3.5 hereof.

     "Material  Adverse  Effect"  means  (1) a  material  adverse  effect on the assets,  liabilities,  business,  prospects,  operations,  income or  condition, financial  or  otherwise,  of the  Borrower,  (2) a material  impairment  of the ability of the  Borrower to pay,  perform or observe its  obligations  under the
Credit  Documents,  or  (3) a  material  impairment  of  the  enforceability  or availability  of the rights or remedies  stated to be  available to the Agent or any Bank under the Credit Documents.

     "Notes" means,  collectively,  the Revolving Credit Notes and the Swingline
Note.

     "Obligations" means all Loans and all other advances,  debts,  liabilities, obligations,  covenants  and duties  owing,  arising,  due or  payable  from the
Borrower  to the Agent or any Bank of any kind or  nature,  existing  or future, whether  or not  evidenced  by any note,  letter of  credit,  guaranty  or other instrument,  whether  arising  under this  Agreement  or any of the other Credit
Documents  or  otherwise  and  whether  direct or indirect  (including,  without limitation,  those acquired by assignment),  absolute or contingent,  primary or secondary,  due or to become  due,  existing  on or after the  Closing  Date and however acquired, and all amendments,  renewals,  restatements,  replacements or other  modifications  of the  foregoing  from time to time.  The term  includes, without limitation,  all principal,  interest, fees, expenses and any other sums chargeable to the Borrower under any of the Credit Documents.

     "Permitted Debt" means any of the following: (1) accrued expenses and trade account payables incurred in the ordinary course of the Borrower's business; (2)
Debt to the  Agent  and the  Banks  under  this  Agreement;  (3)  interest  rate protection  agreements;  and (4) other Debt  approved in advance by the Required
Banks in a writing delivered to the Borrower.

                           Credit Agreement - Page 4

     "Permitted  Liens"  means  any of  the  following:  (1)  Liens  for  taxes, assessments or  governmental  charges not delinquent or being  contested in good faith  and by  appropriate  proceedings  and  for  which  adequate  reserves  in accordance with GAAP are maintained on the Borrower's  books;  (2) Liens arising
out  of  deposits  in  connection  with  workers'   compensation,   unemployment
insurance,  old age pensions or other  social  security or  retirement  benefits legislation;  (3) deposits or pledges to secure bids, tenders,  contracts (other than contracts for the payment of money), leases, statutory obligations,  surety and appeal bonds,  and other  obligations of like nature arising in the ordinary course of the Borrower's business; (4) Liens imposed by law, such as mechanics', workers', materialmen's,  carriers' or other like Liens (excluding, however, any
Lien in favor of a landlord)  arising in the ordinary  course of the  Borrower's business which secure the payment of obligations which are not past due or which are being diligently contested in good faith by appropriate  proceedings and for which adequate reserves in accordance with GAAP are maintained on the Borrower's
books;   (5)  rights  of  way,  zoning   restrictions,   easements  and  similar
encumbrances  affecting the  Borrower's  real property  which do not  materially interfere with the use of such property; and (6) Liens in favor of the Agent and the Banks.

     "Person"  means an  individual,  corporation,  limited  liability  company, partnership,  trust,  governmental  entity or any other entity,  organization or group whatsoever.

     "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA)
maintained for employees of the Borrower on or after the Closing Date.

     "Post-Resting Period" has the meaning provided in Section 2.2(a)(2) of this
Agreement.

     "Prime  Rate"  means a basis on which the rate of  interest is from time to time calculated for loans making reference  thereto,  and may not be the lowest, best or most  favored  of the  interest  rates  offered  by U.S.  Bank  National
Association.

     "Pro-Rata  Share" means,  at any date, with respect to a Bank, in each case expressed as a percentage (rounded to 12 decimal places, or such other number of decimal places as the Agent,  acting in a commercially  reasonable  manner,  may select from time to time):

          (1)  Make Revolving  Credit Loans. In the case of a Bank's  obligation to make Revolving Credit Loans, a fraction:  (a) the numerator of which  is  the  amount  of  such  Bank's  Revolving  Credit  Loan
               Commitment on such date, and (b) the  denominator of which is the aggregate  amount of all Banks' Revolving Credit Loan Commitments on such date.

          (2)  Swingline  Exposure.  In  the  case  of a  Bank's  obligation  to reimburse the Swingline  Lender for Swingline  Loans, a fraction:
               (a) the numerator of which is the amount of such Bank's Revolving
               Credit Loan  Commitment on such date, and (b) the  denominator of which is the aggregate amount of all Banks' Revolving Credit Loan
               Commitments on such date.

          (3)  Receive  Principal or Interest.  In the case of a Bank's right to receive  payments of principal  and interest  with respect to its outstanding  Revolving Credit Loans (including any such Revolving
               Credit Loans arising out of Swingline Loans), a fraction: (a) the numerator of which is the aggregate  unpaid  principal  amount of such  Bank's  Loans  giving  rise to such  principal  or interest payment on such  date,  and (b) the  denominator  of which is the aggregate unpaid principal amount of all Banks' Loans giving rise to such principal or interest payment on such date.

                           Credit Agreement - Page 5

          (4)  Receive  Shared  Fees.  In the case of a Bank's  right to receive payments  with  respect  to  Shared  Fees,  a  fraction:  (a) the numerator of which is the aggregate  unpaid  principal  amount of such  Bank's  Revolving  Credit  Loans on such date,  and (b) the denominator of which is the aggregate  unpaid principal amount of all Banks' Revolving Credit Loans on such date.

          (5)  Indemnification; Other. In the case of a Bank's obligations under
               Section  8.5  hereof,  or in any  other  case  not  addressed  in subparts (1) through (4) above, a fraction:  (a) the numerator of which  is  the  amount  of  such  Bank's  Revolving  Credit  Loan
               Commitment,  and (b) the  denominator  of which is the  aggregate amount of all  Banks'  Revolving  Credit  Loan  Commitments  (the
               foregoing  fraction shall be calculated without regard to whether such Bank or any other Bank has any  commitment to make Revolving
               Credit Loans on such date).

     "Regulation D" means  Regulation D of the Board of Governors of the Federal
Reserve System as amended or supplemented from time to time.

     "Regulatory  Change"  means any change  after the Closing  Date in federal, state,  local or foreign laws or  regulations  (including,  without  limitation,
Regulation D, but,  subject to the  Borrower's  obligations  otherwise  provided herein, not including a change in the Eurocurrency Reserve Requirement),  or the adoption  or  making  after  such  date of any  interpretations,  directives  or requirements applying to a class of banks including the Agent and/or Banks under any federal,  state, local or foreign laws or regulations (whether or not having the force of law) by any court or  governmental  or monetary  authority  charged with the interpretation or administration thereof.

     "Required Banks" shall mean, at any date, one or more Banks having at least
66-2/3% of the Commitments on such date; provided, however, so long as there are three Banks or less under this Agreement with Revolving Credit Loan Commitments,
"Required  Banks"  shall  mean one or more  Banks  having  at least  100% of the
Commitments on such date.

     "Resting  Period" has the meaning  provided  in Section  2.2(a)(1)  of this
Agreement.

     "Revolving  Credit Loan Commitment"  means, as to each Bank, its obligation to make  Revolving  Credit  Loans  under  Section  2.2  hereof  in an  aggregate principal  amount at any time  outstanding  not to exceed  the  amount set forth opposite  such  Bank's  name on  Exhibit  A hereto  under  the  column  entitled
"Revolving Credit Loan Commitment Amount."

     "Revolving Credit Loans" has the meaning provided in Section 2.2(a) of this
Agreement.

     "Revolving  Credit Note" has the meaning provided in Section 2.2(b) of this
Agreement.

     "Securities  Account" means  securities  account number 19-9236 held at the
Securities Intermediary.

     "Securities   Intermediary"   means   U.S.   Bank   National   Association.

     "Security  Agreement"  means the  Security  Agreement to be executed by the
Borrower on or about the Closing Date in favor of the Agent and the Banks and by which the Borrower  shall grant to the Agent and the Banks,  as security for the
Obligations,  a security  interest in all of the Borrower's  presently  owned or hereafter acquired assets,  including without limitation,  all of the Borrower's investment  assets,

                           Credit Agreement - Page 6

investment property, and all instruments,  accounts and general intangibles,  as the same may be amended, renewed, replaced, restated,  consolidated or otherwise modified from time to time.

     "Shared Fee" means the Late Fee  provided in Section  3.1(c) and the Unused
Line Fee provided in Section 3.1(d) of this Agreement .

     "Swingline  Exposure"  means,  at any date,  with respect to any Bank,  its
Pro-Rata Share of the  outstanding  principal  amount of Swingline Loans on such date.

     "Swingline  Lender" has the meaning given to such term in the  introductory paragraph hereof.

     "Swingline  Loan  Commitment"  means,  as  to  the  Swingline  Lender,  its obligation  to make  Swingline  Loans  pursuant  to Section  2.3  hereof,  in an aggregate  principal amount outstanding at any time not to exceed the amount set forth  opposite  such Bank's name on Exhibit A hereto under the column  entitled
"Swingline Loan Commitment Amount."

     "Swingline  Loans"  has the  meaning  provided  in  Section  2.3(a) of this
Agreement.

     "Swingline  Note"  has the  meaning  provided  in  Section  2.3(b)  of this
Agreement.

     "Termination Date" means March 21, 2008.

     "UCC" means the Uniform Commercial Code as in effect in the State of Kansas from time to time.

     1.2  Accounting and Other Terms.

          (a) General.  All  accounting  terms not  specifically  defined herein shall be construed in accordance with GAAP.  Unless the context clearly requires otherwise, all references to "dollars" or "$" are to United States dollars. This
Agreement and the other Credit  Documents  shall be construed  without regard to any  presumption  or rule requiring  construction  against the party causing any such  document  or any  portion  thereof to be  drafted.  The  Section and other headings in this  Agreement and any index at the beginning of this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms of this Agreement.  Similarly,  any page footers or headers or similar word processing,  document or page  identification  numbers in this Agreement or any index or exhibit are for  convenience  of reference only and shall not limit or otherwise  affect any of the terms of this Agreement,  nor shall there be any requirement  that any such footers or other numbers be  consistent  from page to page. Unless the context clearly requires otherwise,  any reference to a Section of this Agreement refers to all Sections and Subsections thereunder. Any pronoun used herein  shall be deemed to cover all  genders.  Defined  terms used in this
Agreement may be set forth in Section 1.1 or other  Sections of this  Agreement, and all such  definitions  defined in the  singular  shall have a  corresponding meaning when used in the plural and vice versa.

          (b)  Changes in GAAP.  If at any time any change in GAAP would  affect the  computation of any financial  ratio or requirement  set forth in any Credit
Document,  and either the Borrower or the Agent shall so request,  the Agent and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP;  provided, however, that, until so amended, (1) such ratio or requirement shall continue to be computed in accordance  with GAAP prior to such change  therein,  and (2) the
Borrower shall provide to the Agent  financial  statements  and other  documents required under this Agreement or as reasonably requested

                           Credit Agreement - Page 7

hereunder setting forth a reconciliation  between  calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

     1.3  General Rules. For the purposes of this Agreement, the words "herein,"
"hereof,"  "hereunder"  and words of similar import refer to this Agreement as a whole and not to a particular  section,  paragraph or other  subdivision.  Terms defined in the singular have a corresponding meaning when used in the plural and vice versa.  Similarly,  verbs defined in one tense have a corresponding meaning when used in another tense.

                                   Section 2
                                Credit Facility

     2.1  Total Credit  Facility.  Each Bank  severally  agrees,  subject to the terms and conditions of this Agreement, to make a total credit facility of up to
$20,000,000  available to the Borrower upon its request therefor, as provided in this Section 2.

     2.2  Revolving Credit Loans.

          (a)  General.  Each Bank  severally  agrees,  subject to the terms and conditions of this Agreement,  to make revolving credit loans ("Revolving Credit
Loans") to the Borrower from time to time in the following amounts:

               (1)  during the period of time (the  "Resting  Period")  from the
                    Closing Date through and including June 7, 2007, neither the
                    Agent nor any Bank  shall be  obligated  whatsoever  to make
                    Revolving Credit Loans to the Borrower; and

               (2)  during the period of time (the  "Post-Resting  Period") from
                    June  8,  2007  through  and   including  the  Business  Day
                    immediately  before the  Termination  Date,  in an aggregate principal  amount at any one time  outstanding up to but not exceeding  the  lesser  of (1) the  amount  of  such  Bank's
                    Revolving  Credit Loan  Commitment at such time, or (2) such
                    Bank's Pro-Rata Share of the Borrowing Base at such time.

     In no event shall any Bank be obligated to make a Revolving  Credit Loan if any Default or Event of Default  exists or would  result from the making of such
Revolving  Credit Loan.  Subject to the terms and conditions of this  Agreement, the Borrower may borrow,  repay and re-borrow  under the  Revolving  Credit Loan facility.

     Notwithstanding  anything  herein to the contrary,  on or after the Closing
Date,  the Borrower may  increase the total amount of this credit  facility,  as such amount is provided in Section 2.1 above, in an aggregate  principal  amount of up to $20,000,000  (for a total credit facility in an aggregate  amount of up to  $40,000,000)  subject to the  arrangement  of  additional  commitments  with financial  institutions  acceptable to the Borrower and the Agent; provided that in each case (1) no Bank will be required to increase its Revolving  Credit Loan
Commitment,  (2) the Agent shall have no  responsibility  for arranging any such additional  commitments without the Agent's prior written consent and subject to such conditions,  including,  but not limited to fee arrangements,  as the Agent may provide in connection therewith, (3) there is no continuing Default or Event of Default and (4) the conditions to making a Revolving Credit Loan, as provided in Section 4.3(a) below, are satisfied.

                           Credit Agreement - Page 8

          (b) Revolving  Credit Note.  The  Revolving  Credit Loans made by each
Bank under its Revolving Credit Loan Commitment shall be evidenced by, and shall be payable in accordance  with the terms and conditions of, a promissory note of the Borrower in favor of such Bank in substantially the form of Exhibit B hereto
(as to such  Bank,  as the same may be  amended,  renewed,  restated,  replaced, consolidated  or otherwise  modified from time to time,  its  "Revolving  Credit
Note").  Each Revolving  Credit Note shall be in a principal amount equal to the amount of its Revolving Credit Loan Commitment then in effect and otherwise duly completed.  Each  Loan  made  by each  Bank  under  its  Revolving  Credit  Loan
Commitment,  and all payments and  prepayments  made on account of the principal thereof, shall be recorded by such Bank on its books and records.

     2.3  Swingline Loans.

          (a) General.  The Swingline Lender agrees, on and subject to the terms of this Agreement,  to make loans ("Swingline  Loans") to the Borrower from time to time in the following amounts:

               (1)  during  the  Resting  Period  (as such  term is  defined  in
                    Section 2.2(a)(1) above), the Swingline Lender shall have no
                    obligation   whatsoever  to  make  Swingline  Loans  to  the
                    Borrower; and

               (2)  during the  Post-Resting  Period (as such term is defined in
                    Section 2.2(a)(2)  above), in an aggregate  principal amount at  any  time  outstanding  up  to  but  not  exceeding  the
                    Swingline Loan Commitment at such time;  provided,  that the aggregate  principal  balance  of all  Swingline  Loans then outstanding (or which would be outstanding if such Swingline
                    Loan  were  to be  made)  at any  time  plus  the  aggregate
                    principal   balance  of  all  Revolving  Credit  Loans  then
                    outstanding  shall not  exceed  the  lesser of (1) the total
                    Commitments  of all Banks at such time, or (2) the Borrowing
                    Base. Subject to the terms and conditions of this Agreement, during  such  period  the  Borrower  may  borrow,  repay and reborrow Swingline Loans.

          If the Borrower does not repay any Swingline  Loans in accordance with the terms of this  Agreement,  the  Swingline  Note or any of the  other  Credit
Documents, then the Banks shall reimburse the Swingline Lender on demand for the unpaid amount of such Swingline Loans. Such reimbursements  shall be made by the
Banks in accordance with their  respective  Pro-Rata Shares and shall thereafter be reflected as Revolving  Credit Loans of the Banks on the books and records of the Agent.  Each Bank  shall fund its  respective  Pro-Rata  Share of  Revolving
Credit Loans as required to repay Swingline  Loans  outstanding to the Swingline
Lender upon demand by the Swingline Lender but in no event later than 2:00 p.m.,
Central Time, on the next succeeding  Business Day after such demand is made. No
Bank's  obligation  to fund its  Pro-Rata  Share of a  Swingline  Loan  shall be affected by any other Bank's  failure to fund its Pro-Rata  Share of a Swingline
Loan. Similarly, the Borrower's obligation to repay Swingline Loans shall not be affected by any Bank's  failure to reimburse  the Swingline  Lender  pursuant to this Section 2.3.

          If any portion of any  principal  payment  made by the Borrower to the
Swingline  Lender on account of any  Swingline  Loan shall be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered  shall be ratably  shared among all of the Banks in accordance with their respective Pro-Rata Shares.

                           Credit Agreement - Page 9

          Each Bank  acknowledges  and agrees that its  obligation  to reimburse
Swingline Loans in accordance with the terms of this Section 2.3 is absolute and unconditional  and  shall  not  be  affected  by  any  circumstance  whatsoever, including,  without  limitation,  the  existence  of a  Default  or an  Event of
Default.  Further,  each  Bank  agrees  and  acknowledges  that if  prior to the reimbursing of any outstanding Swingline Loans pursuant to this Section 2.3, one of the events described in Sections 7(e) shall have occurred, each Bank will, on the date the applicable  Revolving  Credit Loan would have been made,  purchase, without  warranty  or  recourse,  an  undivided  participating  interest  in the
Swingline  Loan to be reimbursed in an amount equal to its Pro-Rata Share of the aggregate amount of such Swingline Loan. Each Bank will immediately  transfer to the  Swingline  Lender,  in  immediately  available  funds,  the  amount  of its participation and upon receipt thereof the Swingline Lender will deliver to such
Bank a certificate  evidencing such  participation  dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has  received  from any Bank such Bank's  participating  interest in a Swingline
Loan,  the  Swingline  Lender  receives  any  payment  on account  thereof,  the
Swingline Lender will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's  participating  interest was outstanding and funded).

          The parties  acknowledge that the Swingline Loan facility  referred to in this  Section 2.3 is a  subfacility  of the  Revolving  Credit Loan  facility referred to in Section 2.2 above and, accordingly, its use by the Borrower shall act to reduce,  on a  dollar-for-dollar  basis,  the amount of credit  otherwise available to the Borrower under such Revolving Credit Loan facility.

          (b) Swingline Note. Swingline Loans made by the Swingline Lender shall be  evidenced by a  promissory  note of the  Borrower in favor of the  Swingline
Lender  in  substantially  the  form of  Exhibit  C  hereto  (as the same may be amended, renewed,  restated,  replaced,  consolidated or otherwise modified from time to time, the "Swingline  Note"). The Swingline Note shall be in a principal amount equal to the total Swingline Loan Commitment then in effect and otherwise duly completed.

     2.4  Reduction and Changes of Commitments.

          (a) The Borrower  shall have the right to terminate in whole or reduce in part the unused portion of the  Commitments,  upon notice as provided herein;
provided,  however, that each reduction in the Revolving Credit Loan Commitments is an amount of not less than  $1,000,000  and whole  multiples  of  $1,000,000;
provided,  further, that no reduction shall be permitted if, after giving effect thereto,  and to any  prepayment  made  therewith,  the  outstanding  and unpaid principal  amount of the Loans shall exceed the  Commitments.  Any  reduction in part of the unused portion of a Bank's Revolving Credit Loan Commitment shall be made in the proportion that such Bank's  Revolving  Credit Loan Commitment bears to the total amount of the Revolving Credit Loan Commitments.

          (b) The  Borrower  shall give the Agent  notice  (and the Agent  shall promptly  notify the Banks in writing) at least three (3) Business Days prior to any such reduction or termination provided in this Section 2.4.

          (c) Commitments once reduced in accordance with Section 2.4(a) may not be reinstated.

     2.5  Pro Rata Treatment. Except as otherwise provided herein:

          (a) each borrowing of Revolving  Credit Loans  hereunder shall be made from the Banks, and each termination or reduction of the amount of the Revolving
Credit Loan  Commitments  shall

                           Credit Agreement - Page 10

be applied to such Commitments of the Banks, in each case in accordance with the
Banks' respective Pro-Rata Shares;

          (b) each  payment and  prepayment  by the  Borrower of principal of or interest on the Loans shall be made to the Agent for the account of the Banks in accordance with their respective  Pro-Rata Shares,  and likewise each payment of any Shared Fee (but not any other fees or amounts  payable to the Agent  whether pursuant to a separate  letter or otherwise)  shall be made to the Agent for the benefit of the Banks in accordance with their respective Pro-Rata Shares.

                                   Section 3
                   Finance Charges, Repayment and Other Terms

     3.1  Interest Rate.

          (a) General.

               (1)  Revolving  Credit  Loans.  Interest  on  each  advance  of a
                    Revolving  Credit Loan  hereunder  shall accrue at an annual rate  equal to, at the  Borrower's  election,  (i) the Libor
                    Rate plus  1.75% or (ii) the  Daily  Reset  Libor  Rate plus
                    1.75%,  as the Borrower shall  specify,  pursuant to Section
                    3.7(a) below.

               (2)  Swingline  Loans.  Interest  on each  advance of a Swingline
                    Loan  hereunder  shall accrue at an annual rate equal to the
                    Daily Reset Libor Rate plus 1.75%.

          (b) Default Rate.  Notwithstanding the provisions of subsection 3.1(a)
above,  upon or after the occurrence and during the continuation of any Event of
Default,  the  principal  amount of each Loan shall bear interest at a per annum rate equal to three  percent (3%) above the interest  rate that would  otherwise apply under Section 3.1(a) above (the "Default Rate").

          (c) Late Fee. In addition to interest  payable at the Default  Rate or any other amounts  payable under this  Agreement or the other Credit  Documents, the  Borrower  shall  pay to the  Agent a late  fee in an  amount  equal to five percent (5%) of the amount of each payment due under this Agreement which is not received by any Bank within five (5) days after its due date.

          (d)  Unused  Line  Fee.  The  Borrower  shall  pay to the Agent (to be allocated by the Agent to the Banks in accordance with their respective Pro-Rata
Shares), on the first day of each fiscal quarter, for the immediately  preceding fiscal  quarter,  an unused line fee (the "Unused Line Fee") at a rate per annum equal to 0.375% for such preceding fiscal quarter of the difference  between (a)
the Banks' total credit facility commitments set forth in Section 2.1 above, and
(b) the average  outstanding  principal  balance at the end of each day for such preceding fiscal quarter.  Notwithstanding  the above, the Unused Line Fee shall not accrue during the Resting Period.

          (e)  Computation of Interest.  Interest on the  outstanding  principal balance  of all Loans  and all  other  Obligations,  if any,  under  the  Credit
Documents with respect to which interest  accrues  pursuant to the terms of this
Agreement  shall be  calculated  on a daily  basis,  computed  on the basis of a
360-day  year for the actual  number of days elapsed (or if the Agent so elects, on the basis of twelve 30-day months for the actual number of days elapsed).

                           Credit Agreement - Page 11

          (f) Usury. In no contingency or event  whatsoever  shall the aggregate of all  amounts  deemed  interest  hereunder  or under any Note and  charged  or collected  pursuant to the terms of this Agreement or any other Credit Documents exceed the highest  rate  permissible  under any law which a court of  competent jurisdiction shall, in a final determination, deem applicable thereto. If such a court  determines that any amount of interest  charged or received  hereunder or under the other Credit  Documents is in excess of the highest  applicable  rate, any such excess shall be applied to any other  Obligations  then due and payable by the Borrower under the Credit Documents, whether principal, interest, fees or otherwise,  and the remainder of such excess interest, if any, shall be refunded to the  Borrower,  and such rate shall  automatically  be reduced to the maximum rate permitted by such law.

     3.2  Payments  of  Principal,  Interest  and  Costs.  Except  as  otherwise provided in this  Agreement,  the  Borrower  agrees to pay, to the Agent for the account of each Bank, the Borrower's  obligations  under the Credit Documents as follows:

          (a) Revolving Credit Loans.

               (3)  Interest.  Accrued  interest  on the  outstanding  principal balance  of the  Revolving  Credit  Loans  of  such  Bank is payable on: (A) in the case of a Revolving  Credit Loan that accrues  interest at a Libor  Rate,  (i) the earlier of: (I)
                    the last day of each  Interest  Period or (II) the date that is three months  following the first day of the then current
                    Interest  Period  (beginning  _____ __, 2007), or (B) in the case of a Revolving  Credit Loan that accrues  interest at a
                    Daily  Reset  Libor  Rate,  on the first  day of each  month
                    (beginning  _____ __,  2007),  and (C) with  respect  to all
                    Revolving Credit Loans, the Termination Date.

               (4)  Principal.   The  outstanding   principal   balance  of  the
                    Revolving  Credit  Loans  of  such  Bank is  payable  on the
                    Termination Date.

          (b) Swingline Loans.

               (1)  Interest.  Accrued  interest  on the  outstanding  principal balance of  Swingline  Loans is payable on (A) the first day of  each  month  (beginning  _____  __,  2007),  and (B) the
                    Termination Date.

               (2)  Principal.   The  outstanding   principal   balance  of  the
                    Swingline Loans is payable on the Termination Date.

          (c)  Other  Obligations.  Costs,  fees  and  expenses  and  any  other
               Obligations payable by the Borrower pursuant to this Agreement or the other Credit  Documents shall be payable as and when provided in this Agreement or the other Credit Documents,  as the case may be, or, if no specific provision for payment is made, on demand.

     3.3  Voluntary  Prepayments.  The  Borrower  shall have the right,  without penalty or premium, to prepay the Loans in whole or in part at any time and from time to time after the Closing Date; provided;  however, if the Borrower prepays all or any part of a Loan on any day other than the last day of the then-current
Interest  Period,  the Borrower shall pay to the Agent the amounts due each Bank under such circumstances in accordance with Section 3.17(c) of this Agreement.

                           Credit Agreement - Page 12

     3.4  Mandatory Prepayments.

          (a) Combined Loan to Value. If, at any time, the aggregate outstanding principal  balance of the Loans exceeds the Borrowing  Base,  the Borrower shall immediately  prepay the Loans in an amount  sufficient  to reduce the  aggregate unpaid principal balance of the Loans by an amount equal to such excess.

          (b) Legal Requirement.  If at any time the Borrower,  the Agent or any
Bank, as the case may be, is required by applicable law to prepay or to cause to be prepaid  all or any  portion of the Loans,  the  Borrower  shall  immediately prepay the Loans in an amount sufficient to satisfy such legal requirement.  For purposes of the preceding  sentence,  "applicable  law" and "legal  requirement"
shall include, without limitation,  any legal requirement or restriction imposed by virtue of  Regulation  U of the Board of  Governors  of the  Federal  Reserve
System or the 1940 Act.

     3.5  Method of Payment.

          (a) Except as otherwise  expressly provided herein, the Borrower shall make each  payment  due under  this  Agreement,  the Notes and the other  Credit
Documents, in immediately available funds, without notice or demand, and without exercising any right of set-off, deduction or counterclaim,  not later than 1:00
p.m.,  Central  Time,  on the date when due,  in  Dollars,  to the Agent at such office as the Agent may designate  from time to time by giving notice thereof to the Borrower.  Payments received after 1:00 p.m.,  Central Time, shall be deemed received by the Agent on the next  following  Business  Day, and interest  shall accrue on such amount until such next  Business Day.  Insofar as the  Borrower's obligations are concerned,  payment to the Agent shall constitute payment to the
Banks.

          (b) The  Agent  shall  remit to each  Bank its  Pro-Rata  Share of all payments of principal  and interest  under the Loans and any Shared Fee received by the Agent on the Business Day the Agent  receives  such  payments;  provided, however,  that if any such  payment is  received  by the Agent  after 2:00 p.m.,
Central Time,  on such  Business Day, then the Agent shall  endeavor to remit to each Bank its Pro-Rata  Share of such payment on such  Business Day but shall be under no duty to do so. If the Agent  fails to remit any such  payment  received after 2:00 p.m.,  Central  Time,  on any Business  Day, the Agent shall remit to each Bank its Pro-Rata Share of such payment on the next following Business Day.

          (c) All payments  from the Agent to a Bank,  and all  payments  from a
Bank to the Agent, in each case contemplated by this Agreement, shall be made by electronic  funds  transfer  or  by  such  other  means  and  pursuant  to  such instructions  as the Agent and such Bank may agree  from time to time,  any such agreement to be confirmed in writing at the request of the Agent or such Bank.

          (d) If the due date of any payment under this Agreement,  the Notes or any of the other Credit  Documents  would otherwise fall on a day which is not a
Business  Day such  payment  date shall  (unless  otherwise  expressly  provided herein) be extended to the  immediately  succeeding  Business  Day and  interest shall be payable for any principal so extended for the period of such extension.

     3.6 Use of Proceeds.  The  Revolving  Credit Loans shall be used solely for purposes of: (1) the  refinancing  of the existing  senior  indebtedness  of the
Borrower to U.S. Bank National  Association;  (2) the Borrower's  acquisition of investment  property in the ordinary course of its business;  (3) the Borrower's general working capital and other general  corporate needs; and (4) paying costs and  expenses  incurred  in  connection  with the  closing  of the  transactions contemplated by this Agreement.

                           Credit Agreement - Page 13

     3.7  Notice and Manner of Borrowing.

          (a) The  Borrower  shall give the Agent  notice  (and the Agent  shall promptly  notify the Banks in writing) of each borrowing  hereunder:  (i) in the case of a Loan that accrues  interest based on a Daily Reset Libor Rate, by noon
Central Time of the  Business Day such Loan is to be disbursed to the  Borrower, and (ii) in the case of a Loan that  accrues  interest  at a rate  other  than a
Daily Reset Libor Rate, at least three (3) Business Days before the Business Day such Loan is to be disbursed to the Borrower, and the Borrower shall specify and provide:  (i) the proposed  funding  date of such Loan,  (ii) the amount of such
Loan and whether the Loan  requested  is a Revolving  Credit Loan or a Swingline
Loan,  (iii) if such  Loan is to bear  interest  based on the  Libor  Rate,  the
Interest  Period  requested by the Borrower for such Loan, (iv) the then current total fair market value of the financial  assets in the  Securities  Account and any and all other  assets of the  Borrower,  (v) a Borrowing  Base  Certificate,
substantially in the form of Exhibit D hereto, executed by an authorized officer of the  Borrower  providing  the current  Borrowing  Base and  stating  that the
Borrower is in compliance with all applicable  leverage  regulations of the 1940
Act;  and (vi) only in the case of a Revolving  Credit  Loan,  whether such Loan shall accrue  interest at a Daily Reset Libor Rate. All notices given under this
Section by the Borrower shall be  irrevocable  and shall be given not later than
11:00 a.m. Central Time on the day which is not less than the number of Business
Days specified above for such notice. For purposes of this Section, the Borrower and the Banks  agree that the Agent may rely and act upon any request for a Loan
from  any  individual  who  the  Agent,   absent  gross  negligence  or  willful
misconduct, believes to be a representative of the Borrower.

          (b) Not later than 1:00 p.m.,  Central Time, on the date specified for each borrowing hereunder, each Bank shall make available to the Agent the amount of the  Revolving  Credit  Loan to be made by it on such date,  at such  account maintained by the Agent as the Agent shall  specify,  in  immediately  available funds,  for the  account of the  Borrower.  The amount so  received by the Agent shall,  subject to the terms and conditions of this Agreement,  promptly be made available to the  Borrower by  depositing  the same,  in  immediately  available funds, in one or more accounts of the Borrower maintained with the Agent.

     3.8  Minimum  Amount.  Each borrowing of a Loan that accrues  interest at a
Daily  Reset Libor Rate shall be in an amount of at least  $250,000  and a whole multiple of $25,000.  Each  borrowing of a Loan that accrues  interest at a rate other than a Daily Reset Libor Rate shall be in an amount of at least $1,000,000 and a whole multiple of $250,000.

     3.9  Capital  Adequacy.  If the Agent  determines  that the adoption of any law, rule or regulation regarding capital adequacy,  or any change therein or in the  interpretation  or  application  thereof or  compliance by the Agent or the
Banks with any request or directive  regarding  capital adequacy (whether or not having the force of law) from any central bank or governmental  authority,  does or shall have the effect of  reducing  the rate of return on the  Agent's or any
Bank's  capital as a consequence of its  obligations  hereunder to a level below that which the Agent or the Banks  could have  achieved  but for such  adoption, change or  compliance  (taking  into  consideration  the  Agent's and the Banks'
policies with respect to capital adequacy) by an amount deemed by the Agent (or, the Required Banks) to be material,  then from time to time, after submission by the Agent to the Borrower of a written demand  therefor,  the Borrower shall pay to the Agent such additional  amount or amounts as will compensate the Agent for such  reduction.  A certificate of the Agent claiming  entitlement to payment as set forth in this Section shall be conclusive in the absence of manifest  error.
Such  certificate  shall set forth the nature of the  occurrence  giving rise to such payment,  the additional amount or amounts to be paid to the Agent, and the method by which such amounts were determined.  In determining  such amount,  the
Agent may use any reasonable averaging and attribution method.

                           Credit Agreement - Page 14

     3.10 Application  of Payments and  Collections.  The  Borrower  irrevocably waives  the  right  to  direct  the  application  of any  and all  payments  and collections  at any time or times after the Closing  Date  received by the Agent from or on behalf of the  Borrower,  and the Borrower  agrees that the Agent and each affected Bank has the continuing  exclusive  right to apply and reapply any and all such  payments and  collections  received at any time or times after the
Closing Date by the Agent or its agent against the  Obligations,  in such manner as the Agent and each  affected  Bank may deem  advisable,  notwithstanding  any entry by the Agent or any Bank upon any of its books and records.

     3.11 Periodic Statement. The Agent may, in its sole discretion,  account to the Borrower with a periodic  statement of loan  balances,  charges and payments made or received pursuant to this Agreement,  and any such statement rendered by the Agent shall be deemed final, binding and conclusive upon the Borrower unless the Agent is notified by the Borrower in writing to the contrary  within 45 days after the date such statement is made available to the Borrower. Any such notice by the Borrower  shall only be deemed an  objection to those items  specifically objected to in such notice.

     3.12 Non-Receipt of Funds by Agent.

          (a) Unless the Agent shall have  received  notice from a Bank prior to the date on which  such Bank is to  provide  funds to the Agent for a Loan to be made by such  Bank that such  Bank  will not make  available  to the Agent  such funds,  the Agent may assume that such Bank has made such funds available to the
Agent on the date of such Loan in  accordance  with Section 3.7 and the Agent in its sole  discretion  may,  but shall not be  obligated  to, in reliance on such assumption,  make available to the Borrower on such date a corresponding amount.
If, and to the extent such Bank shall not have so made such funds  available  to the  Agent,  such Bank  agrees to repay to the Agent  forthwith  on demand  such corresponding  amount together with interest thereon, for each day from the date such amount is repaid to the Agent,  at the customary  rate set by the Agent for the  correction of errors among banks for three (3) Business Days and thereafter at the Prime Rate. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefore, the Agent shall promptly notify the Borrower, and the Borrower shall  immediately pay such  corresponding  amount to the Agent with interest thereon,  for each day from the date such amount is made available to the Borrower  until the date such amount is repaid to the Agent,  at the rate of interest applicable at the time to such proposed Loan.

          (b) Unless the Agent  shall have  received  notice  from the  Borrower prior to the date on which any  payment is due to the Banks  hereunder  that the
Borrower  will not make such  payment  in full,  the Agent may  assume  that the
Borrower  has made such  payment in full to the Agent on such date and the Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption,  cause to be  distributed  to each  Bank on such due date an  amount equal to the amount then due such Bank. If and to the extent the Borrower  shall not have so made such payment in full to the Agent, each Bank shall repay to the
Agent  forthwith on demand such amount  distributed  to such Bank  together with interest thereon,  for each day from the date such amount is distributed to such
Bank until the date such Bank repays such amount to the Agent,  at the customary rate set by the Agent for the  correction  of errors  among  banks for the three
Business Days and thereafter at the Prime Rate.

     3.13 Several  Obligations.  The  failure of any Bank to make any Loan to be made by it on the date  specified  therefor  shall not relieve any other Bank of its obligation to make its Loan on such date, but neither any Bank nor the Agent shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank.

     3.14 Benefits of  Collateral.  The Agent shall hold all of the  Collateral, along with all payments and proceeds arising  therefrom,  for the benefit of all
Banks as ratable  security for the payment of the  Obligations.  Upon payment in full of the Obligations, the Agent shall release all of the Collateral

                           Credit Agreement - Page 15

remaining in the Agent's  possession  to the Borrower and shall notify each Bank of such action.  The Agent, in its own name or in the name of the Borrower,  may enforce any of the  Collateral  or the  security  therefor by any mode  provided under the Credit  Documents or by applicable  law, and may collect,  receive and receipt for all proceeds receivable on account of ownership of the Collateral.

     3.15 Proceeds from Collateral.  To the extent that the Collateral  includes notes or other instruments evidencing any monetary obligation to, or interest of the Borrower,  the Borrower shall deliver to the Agent letters,  executed by the
Borrower and approved by counsel for the Agent,  notifying  the obligors to make payments directly to the Agent, such letters to be held by the Agent and sent to such  obligors at its  discretion.  All payments and proceeds of every kind from the Collateral, when directly received by the Agent (whether from payments on or with respect to the  Collateral,  from  foreclosure  and sales to third parties, from sale of Collateral  subsequent  to a foreclosure  at which the Agent or any
Bank was the purchaser,  or otherwise) shall be held by the Agent as part of the
Collateral and, except as otherwise  expressly  provided  hereinafter,  shall be applied to the Obligations pursuant to Section 3.7(b) above.

     3.16 Balance; Sharing of Payments.

          (a) If any Bank shall obtain  payment of any  principal of or interest on any Loan  through  the  exercise of any right of  set-off,  banker's  lien or counterclaim  or similar right or  otherwise,  and, as a result of such payment, such Bank shall have received a greater  percentage of the principal or interest then due hereunder by the Borrower to such Bank than its Pro-Rata Share thereof, it shall promptly  purchase from such other Banks  participations in (or, if and to the extent  specified by such Bank,  direct  interests  in) the Loans made by such  other  Banks  (or in  interest  due  thereon,  as the case may be) in such amounts,  and  make  such  other  adjustments  from  time to time  as  shall  be equitable,  to the end that all the Banks shall share the benefit of such excess payment (net of any expenses  which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or  interest  on the Loans held by each of the Banks.  To such end,  all the
Banks shall make  appropriate  adjustments  among  themselves  (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Bank so purchasing a participation (or direct  interest)  in the Loans made by other Banks (or in interest due thereon, as the case may be) may exercise any and all rights of set-off,  bankers'  lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct  holder  of Loans in the  amount of such  participation.
Nothing in this  Agreement  shall require any Bank to exercise any such right or shall  affect the right of any Bank to  exercise,  and retain  the  benefits  of exercising,  any such right with respect to any other indebtedness or obligation of the  Borrower.  If,  under any  applicable  bankruptcy,  insolvency  or other similar  law,  any Bank  receives a secured  claim in lieu of a set-off to which this Section 3.16 applies, such Bank shall, to the extent practicable,  exercise its rights in  respect of such  secured  claim in a manner  consistent  with the rights of the Banks entitled under this Section 3.16 to share in the benefits of any recovery on such secured claim.

          (b)  Notwithstanding  anything to the contrary in Sections  3.16(a) or
(b) above, if any Bank at any time has a separate credit  relationship  with the
Borrower - separate and apart from such Person's  credit  relationship  with the
Borrower under this  Agreement and the other Credit  Documents - and such Person exercises  any right of  set-off,  banker's  lien or other  right or claim  with respect to any amounts due such Person by the Borrower  under any such  separate credit relationship,  then all proceeds of such set-off,  banker's lien or other right  or  claim,  as the case  may be,  shall  first  be  applied  against  the
Borrower's  obligations  under this  Agreement  and the other Credit  Documents, before being  applied  against the  Borrower's  obligations  under such separate credit relationship.

                           Credit Agreement - Page 16

     3.17 Libor Loan Provisions.

          (a)  Market  Disruption.   Notwithstanding   anything  herein  to  the
contrary,  if, prior to the determination of any Libor Rate or Daily Reset Libor
Rate, any Bank determines (in its sole discretion and which  determination shall be  conclusive)  that any condition  exists which impairs such Bank's ability to readily and reliably  ascertain the Libor Rate or Daily Reset Libor Rate, as the case may be, for Loans  (whether  due to  disruption  in the  relevant  markets, suspension of quotations, or otherwise),  then such Bank shall give the Borrower prompt notice thereof (with a copy to the Agent),  and so long as such condition remains in effect,  interest  shall accrue on the Loans at a rate  designated by the Agent which shall be the Agent's Prime Rate. Such Bank agrees to give notice to the  Borrower  (with a copy to the Agent)  promptly  after the  circumstances specified in this Section no longer exist.

          (b) Illegality;  Regulatory Change. Notwithstanding anything herein to the  contrary,  if it becomes  unlawful for any Bank to honor its  obligation to make or  maintain  Loans  hereunder,  then such Bank shall  promptly  notify the
Borrower  thereof  (with  a copy to the  Agent),  and  for  the  period  of such illegality, interest shall accrue on the Loans at a rate designated by the Agent which  shall be the  Agent's  Prime  Rate.  Furthermore,  if,  by  reason of any
Regulatory  Change,  any Bank becomes subject to restrictions on the amount of a category of deposits or liabilities which it may hold which includes deposits by reference to which the interest  rate on Loans is determined as provided in this
Agreement  or a category of assets of such Bank which  includes  Loans for which the interest  rate is  determined  on the basis of a Libor Rate or a Daily Reset
Libor Rate, then, if such Bank so elects by notice to the Borrower thereof (with a copy to the  Agent),  interest  shall,  for the  duration  of such  Regulatory
Change,  accrue on the Loans made by such Bank at a rate designated by the Agent which  shall be the Agent's  Prime Rate.  Such Bank agrees to give notice to the
Borrower (with a copy to the Agent) promptly after the  circumstances  specified in this Section no longer exist.

          (c)  Breakage  Costs;  Funding  Indemnification.  If  any  payment  or prepayment  is made or applied in respect of any Loan before the last day of the applicable Interest Period (whether due to voluntary prepayment, acceleration of the Loan,  or  otherwise),  the Borrower  shall pay to the Agent,  as liquidated damages for the loss of the bargain and/or anticipated resulting damages and not as a penalty,  an amount which, when added to the interest otherwise accruing in respect of such  Loan,  would  enable  the Banks to realize  the rate due on the
Loans  hereunder on the  principal  amount of such Loan for the entirety of such
Interest Period. Similarly, if the Borrower fails to borrow any Loan on the date for  borrowing  specified  hereunder,  the Borrower  shall pay to the Agent such amount as shall be  sufficient,  in the  reasonable  judgment  of the Agent,  to compensate it for any loss, cost or expense resulting therefrom.

                                   Section 4
                               Lending Conditions

     4.1  Credit  Documents.  Notwithstanding  anything  herein  or in the other
Credit  Documents to the contrary,  the Banks shall not be obligated to make the initial  Loans under this  Agreement to the Borrower  until the Agent shall have received the  following  documents,  duly  executed and delivered by all parties thereto, and otherwise satisfactory in form and content to the Agent:

          (a)  Credit Agreement. This Agreement;

          (b)  Notes. The Revolving Credit Notes and the Swingline Note;

          (c)  Security Agreement. The Security Agreement;

                           Credit Agreement - Page 17

          (d)  UCC Financing  Statements.  UCC-1  financing  statements from the
               Borrower,  as  debtor,  to the Agent and the  Banks,  as  secured parties, covering the Collateral,  from such jurisdictions as the
               Agent,  in its sole  discretion,  deems necessary or desirable to perfect its security interest in the Collateral;

          (e)  Control Agreement. The Control Agreement;

          (f)  Loan  Disbursement  Instructions;   Borrowing  Base  Certificate.
               Written instructions from the Borrower to the Agent directing the disbursement  of proceeds of the initial  Loans made  pursuant to this Agreement,  and an initial  Borrowing Base  Certificate from the Borrower  reflecting that the Borrower has sufficient  assets to support  Loans in the amount  requested by the Borrower on the date of such certificate;

          (g)  Form  U-1.  A Form  U-1 for the  Borrower  whereby,  among  other things, the Borrower represents and warrants that the proceeds of each Loan may be used to  purchase  or carry  margin  stock,  the
               Borrower  hereby  concurring  with the  assessment  of the market value of any margin stock and other investment property described therein as of the date provided therein;

          (h)  Opinion of Borrower's  Counsel.  The favorable written opinion to the Agent of Blackwell  Sanders Peper Martin LLP,  counsel to the
               Borrower,  regarding  the  Borrower,  the Credit  Documents,  the transactions  contemplated by this Agreement and the other Credit
               Documents  and such other  matters  and in such form as the Agent may reasonably require;

          (i)  Certificate of Borrower's  Secretary.  A certificate  executed by the Borrower's  secretary  whereby such  secretary  affirms that, among other things, attached to such certificate is (1) a copy of the Borrower's  board  resolutions  authorizing  the borrowing of monies,  the granting of Liens and all other matters set forth in or  contemplated  by the  Credit  Documents,  (2) a  copy  of the
               Borrower's  by-laws in effect on the Closing Date,  (3) a copy of the Borrower's  articles or certificate of incorporation  and all amendments  thereto,  and (4) a certificate  of good standing for the  Borrower,  dated  on or not more  than 10 days  prior to the
               Closing  Date,  from  the  Secretary  of  State  of the  state of incorporation  of the Borrower and from the Secretary of State of
               Kansas; and

          (j)  Other Items. Such other  agreements,  documents and assurances as
               the  Agent  may  reasonably   request  in  connection   with  the
               transactions   described  in  or   contemplated   by  the  Credit
               Documents.

If the  Agent,  in its  sole  and  absolute  discretion,  elects  to make a Loan notwithstanding  the Borrower's  failure to comply with all of the terms of this
Section,  then the Agent or any Bank  shall not be  deemed  to have  waived  the
Borrower's compliance therewith, nor to have waived any of the Agent's or Banks'
other rights under this Agreement;  and in any event the Agent, if it so elects, may declare an immediate  Event of Default if the  Borrower  fails to furnish to the Agent on demand any of the Credit  Documents  described  in this  Section or otherwise  fails to comply with any condition  precedent set forth in any Credit
Document,  in each case  irrespective of whether such failure occurs on or after the Closing Date or the making of such Loan.

                           Credit Agreement - Page 18

     4.2 Additional  Conditions  Precedent to Initial  Loans.  The obligation of each Bank to make the initial Loans under this  Agreement  shall also be subject to the  satisfaction,  in the Agent's sole  judgment,  of each of the  following conditions precedent:

          (a)  Since the date of the most  recent  financial  statements  of the
               Borrower submitted by the Borrower to the Agent immediately prior to the Closing  Date,  there shall not have  occurred  any act or event  which  could  reasonably  be  expected  to have a Material
               Adverse Effect;

          (b)  No action, proceeding,  investigation,  regulation or legislation shall have been  instituted,  threatened  or proposed  before any
               court,   governmental  agency  or  legislative  body  to  enjoin,
               restrain  or  prohibit,  or to obtain  damages in respect  of, or which is related to or arises out of this  Agreement or the other
               Credit   Documents  or  the   consummation  of  the  transactions
               contemplated   hereby  or  thereby  or  which,   in  the  Agent's
               reasonable determination, would make it inadvisable to consummate the  transactions  contemplated  by this  Agreement  or the other
               Credit Documents; and

          (c)  The Borrower  shall have paid all legal fees and other closing or like  costs and  expenses  of the  Agent and the Banks  which the
               Borrower is obligated to pay hereunder.

     4.3 Conditions  Precedent to All Loans. The obligation of each Bank to make each Loan under this Agreement (including, without limitation, the initial Loan)
shall be subject to the further  conditions  precedent that, on the date of each such Loan:

          (a)  The following  statements shall be true: (1) the  representations and  warranties of the Borrower  contained in this  Agreement and the other Credit  Documents  are correct on and as of the date of such Loan as though  made on and as of such  date,  and (2) there exists no Default or Event of Default as of such date,  nor would any  Default  or Event of Default  result  from the making of the
               Loan requested by the Borrower;

          (b)  The  Borrower  shall have  signed and sent to the Agent a request for  borrowing,  setting  forth in writing the amount of the Loan requested and the other information  required pursuant to Section
               3.7 of this Agreement;

          (c)  The  Borrower  shall  have  furnished  to the  Agent a  completed
               Borrowing Base Certificate, signed by the Borrower, and dated not more than one day prior to the date of the Borrower's request for such Loan; and

          (d)  The Agent shall have received such other  approvals,  opinions or documents as it may reasonably request.

The Borrower agrees that the making of a request by the Borrower for a Revolving
Credit Loan or Swingline  Loan,  whether in writing,  by telephone or otherwise, shall  constitute a certification by the Borrower that all  representations  and warranties  of the  Borrower  in the  Credit  Documents  are true as of the date thereof and that all required  conditions to the making of the Revolving  Credit
Loan and/or Swingline Loan have been met.

                           Credit Agreement - Page 19

                                   Section 5
                         Representations and Warranties

     5.1 Representations, Warranties and Covenants of the Borrower. The Borrower
represents, and warrants to the Agent and the Banks as follows:

          (a) Organization and Existence. The Borrower (1) is a corporation duly incorporated,  validly existing and in good standing under the laws of the state of  its  incorporation  as  reflected  in the  introductory  paragraph  of  this
Agreement,  (2) is in good  standing in all other  jurisdictions  in which it is required to be  qualified to do business as a foreign  corporation,  and (3) has obtained all licenses and permits and has filed all  registrations  necessary to the  operation  of its  business;  except  where the failure to so qualify or to obtain  such  licenses  or permits  could not  reasonably  be expected to have a
Material Adverse Effect.

          (b)  Authorization  by  the  Borrower.  The  execution,  delivery  and performance  by  the  Borrower  of the  Credit  Documents  (1)  are  within  the
Borrower's  corporate  powers,  (2) have been duly  authorized  by all necessary corporate or similar  action,  (3) do not contravene the Borrower's  articles or certificate of incorporation or by-laws,  or any law or contractual  restriction binding on or affecting the Borrower or its properties, and (4) do not result in or require the creation of any Lien upon any of the Collateral other than a Lien in favor of the Borrower's existing or future assets.

          (c) Approval of Governmental  Bodies.  No authorization or approval or other action by, and no notice to or filing with, any Governmental  Authority or regulatory  body is required for the due execution,  delivery and performance by the  Borrower of the Credit  Documents or the exercise by the Bank of its rights thereunder,  including, without limitation, the sale or other disposition of any of the Collateral to any Person.

          (d)  Default or Event of  Default.  No Default or Event of Default has
occurred or is occurring.

          (e) Disclosure.  Neither this  Agreement,  nor any of the other Credit
Documents,  nor any certificate or statement  furnished to the Agent or any Bank in  connection  herewith or otherwise,  at the time it was  executed,  delivered and/or furnished, contained any untrue statement of material fact, or omitted to state a  material  fact  which  was  necessary  in order to make the  statements contained herein or therein not materially misleading. There is no fact known to the Borrower which is expected to result in a Material Adverse Effect.

          (f) Enforceability of Obligations. The Credit Documents are the legal, valid and binding  obligations of the Borrower  enforceable against the Borrower in accordance with their respective terms, except as the enforceability  thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the  enforceability of creditors' rights generally and subject to the discretion of courts in applying equitable remedies.

          (g) Financial  Statements.  All  financial  statements of the Borrower which have been  furnished  to the Agent  and/or the Banks  fairly  present  the financial condition of the Borrower,  as of the dates reflected on the financial statements,  and fairly  present  the results of its  operations  for the period covered  thereby,  all in  accordance  with  GAAP,  except for the  omission  of footnotes  in  interim  financial  statements  and  subject  to normal  year-end adjustments.  There  has  been  no  material  adverse  change  in the  financial condition or results from operations of the Borrower since the dates of the most recent  financial  statements of the Borrower  submitted to the Agent and/or the
Banks.

                           Credit Agreement - Page 20

          (h) Litigation. There is no pending or threatened action or proceeding affecting the Borrower or any of its properties  before any court,  governmental agency or  arbitrator  which,  if determined  adversely to the  Borrower,  could reasonably be expected to have a Material Adverse Effect.

          (i) Existing Debt. The Borrower has no Debt other than Permitted Debt.

          (j) Taxes. The Borrower has filed all required federal,  state,  local and other tax returns and has paid, or made  adequate  provision for the payment of, any taxes due pursuant thereto or pursuant to any assessment received by the
Borrower  except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

          (k) Stock and Records;  Existing  Subsidiary.  All outstanding capital stock of the Borrower was and is properly  issued,  and all books and records of the Borrower,  including but not limited to its minute books,  by-laws and books of account, are accurate and complete in all material respects.  The Borrower is not  obligated on or after the Closing Date to redeem or otherwise  acquire,  or pay any  dividends  or make any other  distributions  in respect  of, any of its stock. As of the date of this  Agreement,  the Borrower has only one subsidiary.
Borrower's  subsidiary is named  "Mowood,  LLC" and which is a natural gas local distribution company whose sole asset is a pipeline located in Fort Leonard Wood
Army Base in Southwest Missouri.

          (l)  Contracts.  The  Borrower  is not in  default  under  or has  not otherwise  violated the terms of any  contract or other  agreement to which such
Person is a party or by which such Person is bound,  except for any such default the consequences of which would not have a Material Adverse Effect.

          (m)   Hazardous   Materials.   The  Borrower  has  complied  with  all
Environmental  Laws and all of its  facilities,  leaseholds,  assets  and  other property comply with all Environmental Laws, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect. There are no outstanding or threatened citations,  notices or orders of non-compliance issued to the  Borrower  or  relating to its  facilities,  leaseholds,  assets or other property.  The Borrower has been issued all licenses,  certificates,  permits or other  authorizations  required under any  Environmental  Law or by any federal, state or local  governmental  or  quasi-governmental  entity,  except  where the failure to obtain such license, certificate, permit or other authorization could not reasonably be expected to have a Material Adverse Effect.

          (n) Negative  Pledges.  The Borrower is not a party to or bound by any indenture,  contract  or other  instrument  or  agreement  which  prohibits  the creation,  incurrence  or  sufferance  to  exist  of any  Lien  upon  any of the
Collateral.

          (o) Title to Property;  Liens.  The  Borrower has good and  marketable title to all  assets  and other  property  purported  to be owned by it, and the
Banks have a perfected  first  priority  Lien therein  subject to no other Liens except for Permitted Liens.

          (p)  Insolvency.  After  the  execution  and  delivery  of the  Credit
Documents and the disbursement of the Loans hereunder,  the Borrower will not be insolvent  within the meaning of the United States  Bankruptcy Code or unable to pay its debts as they mature.

          (q) Survival of  Representations.  All  representations and warranties made in this Section 5 shall  survive the  execution  and delivery of the Credit
Documents and the making of the Loans.

                           Credit Agreement - Page 21

                                   Section 6
                                   Covenants

     6.1 Affirmative Covenants.  So long as any Obligation remains unpaid or the
Banks  have  any  commitment  to  extend  credit  to or for the  benefit  of the
Borrower, the Borrower covenants to the Agent and the Banks as follows:

          (a)  Compliance   with  Laws.  The  Borrower  shall  comply  with  all
applicable  laws,  rules,  regulations and orders  affecting the Borrower or its properties, including, without limitation, all ERISA and all Environmental Laws, except where such failure to comply could not  reasonably  be expected to have a
Material  Adverse  Effect.  Without  limiting the foregoing,  the Borrower shall remain in material  compliance,  at all times, with the 1940 Act,  including but not limited to, all leverage regulations specified in the 1940 Act.

          (b) Reporting Requirements. The Borrower shall furnish to the Agent:

               (1)  Quarterly Statements.  As soon as available and in any event within 60 days after the end of each  fiscal  quarter of the
                    Borrower,  an  internally  prepared  balance  sheet  of  the
                    Borrower  as of  the  end of  such  quarter  and  internally prepared income statements as of the end of such quarter for such quarter and for the fiscal year-to-date, each certified to the Agent by the Borrower's chief financial officer as to fairness of presentation and conformity with GAAP;

               (2)  Audited Year-End Statements. As soon as available and in any event  within 120 days after the end of each  fiscal year of
                    the  Borrower,   final  audited  financial   statements  (as
                    described  above but  including  a  statement  of changes in financial position) as of the end of such fiscal year of the
                    Borrower  reported on by and  accompanied by the unqualified opinion of independent certified public accountants selected by the Borrower and reasonably  acceptable to the Agent, and a copy of any  management,  operation  or  other  letter  or correspondence  from  such  accountant  to the  Borrower  in connection therewith;

               (3)  Borrowing  Base  Certificate.  So long as any  Loan  remains unpaid,  and within 14 days  after the end of each  calendar month, a Borrowing Base Certificate;

               (4)  Independent  Valuation.  So long as any Loan remains unpaid, and at least once each  calendar  year, a validation  of the valuation  of  all  of  the  securities  in  respect  of the
                    Borrower's  business,  in which a market  quotation  of such securities  is not  readily  available  based on fair market value; provided,  however, that in the event a validation of a valuation of any such security occurs more frequently than annually,  the Borrower shall provide such validation to the
                    Agent;   provided  further,  the  Agent  may  request,  more
                    frequently than annually,  and is entitled to validations of valuations  of any such  securities if any event occurs that could  reasonably  be  expected  to have a Material  Adverse
                    Effect.  Such  valuations  and  validations  shall be at the
                    Borrower's   sole  cost  and   provided  in  writing  by  an
                    independent  third party,  as  reasonably  acceptable to the
                    Agent; and

                           Credit Agreement - Page 22

               (5)  Other.  Such other  information  respecting the condition or operations,  financial or otherwise,  of the Borrower as the
                    Agent may reasonably request from time to time.

All  financial  statements  described  in  clauses  (1) and (2)  above  shall be prepared  in  accordance  with  GAAP on a basis  applied  consistently  with the financial  statements  of the  Borrower  delivered  to the Agent for the  period ending  most  immediately  prior to the  Closing  Date,  except  that  unaudited financial  statements shall be subject to normal year-end audit  adjustments and need not contain footnotes.

          (c)  Preservation  of Business and Corporate  Existence.  The Borrower
shall:  (1) carry on and conduct its principal  business  substantially as it is now being  conducted;  (2) maintain in good standing its existence and its right to transact business in those states in which it is now or may after the Closing
Date be doing business; and (3) maintain all licenses, permits and registrations necessary  to the  conduct  of its  business;  except  where the  failure  to so maintain its right to transact business or to maintain such licenses, permits or registrations  could not  reasonably  be  expected  to have a  Material  Adverse
Effect.

          (d)  Insurance.  The  Borrower  shall  keep  insured at all times with financially  sound and reputable  insurers which are reasonably  satisfactory to the Agent (1) all of the Borrower's property of an insurable nature,  including, without  limitation,  all real  estate,  equipment,  fixtures  and  inventories, against fire and other  casualties  in such a manner and to the extent that like properties  are  usually  insured  by  others  owning  properties  of a  similar character in a similar locality or as otherwise  required by the Agent, with the proceeds of such casualty insurance payable solely to the Agent, and (2) against liability  on  account  of damage to  persons  or  property  (including  product liability  insurance and all insurance  required under all  applicable  worker's compensation laws) caused by the Borrower or its officers, directors, employees, agents or  contractors  in such a manner and to the  extent  that like risks are usually insured by others conducting  similar businesses in the places where the
Borrower  conducts its business or as otherwise  required by the Agent, with the
Agent being named as an additional  insured under such liability  policies.  The
Borrower shall cause the insurers under all of its insurance policies to provide the Agent at least 30 days prior written  notice of the  termination of any such policy  before such  termination  shall be effective  and to agree to such other matters in respect of any such  casualty  insurance  as  provided in the Agent's loss payee endorsement provided to the Borrower. In addition, the Borrower will, upon request of the Agent at any time,  furnish a written  summary of the amount and type of insurance carried, the names of the insurers and the policy numbers, and deliver to the Agent certificates with respect thereto.

          (e) Payment of Taxes.  The Borrower  shall pay and  discharge,  before they become delinquent,  all taxes,  assessments and other governmental  charges imposed  upon it, its  properties,  or any part  thereof,  or upon the income or profits  therefrom  and all claims for labor,  materials  or  supplies  which if unpaid might be or become a Lien or charge upon any of its property, except such items as it is in good faith  appropriately  contesting and as to which adequate reserves have been provided to the Agent's satisfaction.

          (f) Employee Plans.  The Borrower shall: (1) notify the Agent promptly of the  establishment of any Plan, except that prior to the establishment of any
"welfare  plan" (as defined in Section  3(1) of ERISA)  covering any employee of the Borrower  for any period after such  employee's  termination  of  employment
other  than  such  period   required   by  the   Consolidated   Omnibus   Budget
Reconciliation  Act of 1986 or  "defined  benefit  plan" (as  defined in Section
3(35) of ERISA),  it will  obtain the  Agent's  prior  written  approval of such establishment;  (2) at all times make prompt payments or  contributions  to meet the minimum  funding  standards of Section 412 of the  Internal  Revenue Code of
1986,  as amended,  with  respect to each Plan;  (3)  promptly  after the filing thereof, furnish to the Agent

                           Credit Agreement - Page 23

a copy of any report  required  to be filed  pursuant to Section 103 of ERISA in connection  with each Plan for each Plan year,  including but not limited to the
Schedule B attached thereto, if applicable; (4) notify the Agent promptly of any
"reportable  event"  (as  defined  in ERISA)  or any  circumstances  arising  in connection  with any Plan which might  constitute  grounds  for the  termination thereof by the Pension  Benefit  Guaranty  Corporation or for the appointment by the  appropriate  United States  District  Court of a trustee to administer  the
Plan, the initiation of any audit or inquiry by the Internal  Revenue Service or the  Department of Labor of any Plan or  transaction(s)  involving or related to any Plan, or any "prohibited  transaction" as defined in Section 406 of ERISA or
Section 4975(c) of the Internal Revenue Code of 1986, as amended; (5) notify the
Agent prior to any action that could result in the assertion of liability  under
Subtitle E of Title IV of ERISA  caused by the  complete  or partial  withdrawal from any  multiemployer  plan or to terminate any defined benefit plan sponsored by the Borrower; and (6) promptly furnish such additional information concerning any Plan as the Agent, it its sole discretion, may from time to time request.

          (g) Notice of Default.  The Borrower  shall give prompt written notice to the Agent of the  occurrence  of any Default or Event of Default under any of the Credit Documents.  Similarly,  the Borrower shall give prompt written notice to the Agent of any failure to pay,  perform or observe or any other  default by the Borrower under any other existing or future  agreement by which the Borrower is bound if such default could reasonably be expected to have a Material Adverse
Effect.

          (h) Books and Records;  Inspection;  Audits.  The Borrower shall:  (1)
maintain  complete and accurate books and financial  records in accordance  with
GAAP (except that interim  financial  statements need not contain  footnotes and may be subject to normal year-end audit adjustments);  (2) during normal working hours permit the Agent,  the Banks and Persons  designated  by the Agent and the
Banks to visit and inspect its properties and to inspect its books and financial records  (including  its journals,  orders,  receipts and  correspondence  which relates to its accounts  receivable),  and to discuss its affairs,  finances and accounts receivable and operations with its directors,  officers,  employees and agents and its independent  public  accountants;  and (3) permit the Agent,  the
Banks and Persons  designated  by the Agent and the Banks to perform  reviews of such books and financial records when and as requested by the Agent or any Bank.

          (i) Agent  May  Perform  Obligations;  Further  Assurances.  After and
during the  continuation  of an Event of Default,  the Borrower shall permit the
Agent, if the Agent so elects in its sole  discretion,  to pay or perform any of the Borrower's  Obligations hereunder or under the other Credit Documents and to reimburse the Agent, on demand,  or, if the Agent so elects, by the Agent making a Revolving Credit Loan on the Borrower's  behalf and disbursing the same to the appropriate  Persons,  for all amounts  expended by or on behalf of the Agent in connection  therewith and all  reasonable  costs and expenses  incurred by or on behalf of the Agent in  connection  therewith.  The Borrower  agrees to execute, deliver or perform,  or cause to be executed,  delivered or performed,  all such documents,  agreements or acts, as the case may be, as the Agent may  reasonably request from time to time to create,  perfect,  continue or otherwise assure the
Bank with  respect to any Lien  created or purported to be created by any of the
Credit Documents or to otherwise  create,  evidence or assure the Agent's or any
Bank's rights and remedies under, or as contemplated by, the Credit Documents or at law or in equity.

          (j)  Securities  Account.  The  Borrower  shall  deliver to the Agent, promptly after its receipt thereof,  a copy of the monthly account statement for the Securities  Account.  The Borrower  further agrees that the Agent shall have the right,  should it so elect,  to monitor the Securities  Account from time to time on a "real time" or other  electronic  basis,  and to that end the Borrower hereby irrevocably authorizes and instructs the Securities  Intermediary to take such steps as may be necessary  to allow the Agent to so monitor the  Securities
Account.  The foregoing  right to monitor the Securities  Account shall give the
Agent the right to monitor all  aspects of the  Securities  Account,  including, without

                           Credit Agreement - Page 24

limitation,  the right to monitor  all  financial  assets  held  therein and all trading activity relating thereto. The Borrower agrees to indemnify and hold the
Securities  Intermediary  harmless  from and  against  any  losses,  damages  or expenses the  Securities  Intermediary  may incur as a result of the  Securities
Intermediary  permitting the Agent to monitor the Securities Account as provided in this Section,  except for any such losses, damages or expenses that arise out of the Securities  Intermediary's  gross negligence or willful  misconduct.  The
Securities Intermediary shall be a third-party beneficiary of this Section.

          (k) Daily Securities Account Information.  In the event that the Agent is not the custodian of the  Securities  Account and the  financial  assets held therein, the Borrower shall before the end of each Business Day directly provide the Agent such  information as the Agent may request to allow  monitoring of the
Securities Account,  including the financial assets held therein and all trading activity  relating  thereto,  on a daily basis.  The Agent shall have the right, should it so elect to  monitor  the  Securities  Account  from time to time on a
"real  time"  or  other  electronic  basis,  and to that  end,  Borrower,  if so requested by the Agent,  will take appropriate  action to authorize and instruct the custodian of the Securities Account to take such steps as necessary to allow the Agent to so monitor the Securities Account,  not less frequently than at the end of each Business Day.

          (l) Litigation.  The Borrower shall promptly give to the Agent and the
Banks, notice of:

               (1)  any pending or threatened action or proceeding affecting the
                    Borrower  or  any  of  its  properties   before  any  court,
                    governmental  agency  or  arbitrator  which,  if  determined adversely to the Borrower,  could  reasonably be expected to have a Material Adverse Effect.

               (2)  (i)  the  issuance  by  any  Governmental  Authority  of any injunction,  order or other restraint prohibiting, or having the effect of  prohibiting  or  delaying,  any action on the part  of  the  Borrower,  or  (ii)  the  institution  of any
                    litigation   or  similar   proceedings   seeking   any  such
                    injunction,  order or other restraint  which, in the case of subpart (i) hereof,  would have,  and in the case of subpart
                    (ii)  hereof,  would  reasonably  be expected to have if the outcome were adverse, a Material Adverse Effect.

     6.2 Negative  Covenants.  So long as any  Obligation  remains unpaid or the
Banks  have  any  commitment  to  extend  credit  to or for the  benefit  of the
Borrower, the Borrower covenants to the Agent and the Banks as follows:

          (a) Liens.  The Borrower  shall not create or suffer to exist any Lien on or with respect to any of its properties, whether the Borrower owns or has an interest in such property on the Closing Date or at any time thereafter,  except for Permitted Liens. If, notwithstanding the foregoing, the Borrower at any time creates  or  suffers  to exist any Lien  (other  than a  Permitted  Lien) on any
Property,  including, if applicable, any proceeds thereof (such Property and, if applicable,  such proceeds being collectively  referred to herein as "Encumbered
Property"),  to  secure  any  Debt  (including,  without  limitation,  any  Debt evidenced  by any of the Senior  Notes),  the  Borrower  shall be deemed to have granted to the Agent and the Banks at such time,  without  further action on any
Person's part, a security  interest in the  Encumbered  Property as security for all existing and future  obligations  of the Borrower to the Agent and the Banks under the Credit Documents. In such event and insofar as the Encumbered Property consists of the Securities Account or any financial assets held therein: (1) the
Agent and the Securities  Intermediary  shall be authorized - without notice to, the  consent of or other  action by the  Borrower  - to take such  action as the
Agent deems necessary or advisable to perfect or otherwise assure the Agent with respect to such security interest (including, without limitation, to provide the
Agent control of the

                           Credit Agreement - Page 25

Encumbered  Property held in the  Securities  Account,  as the term "control" is defined in  ss.8-106(d)(2)  of the Uniform  Commercial  Code as in effect in any jurisdiction);  and (2) if so  requested  by the  Agent,  the  Borrower,  at its expense,  shall cause the holder of any such Lien granted to a Person other than the  Agent or the  Banks to take  such  action  as the  Agent  reasonably  deems necessary  or  advisable  to cause the  priority  of such Lien to rank on a pari passu basis with the Agent's and the Banks' Liens.

          (b) Debt.  The  Borrower  shall not create or suffer to exist any Debt except for Permitted  Debt.  The Borrower  shall not prepay any Debt;  provided, however,  the Borrower shall be permitted to prepay any Loans and/or Obligations under this Agreement.

          (c) Structure;  Disposition of Assets. The Borrower shall not merge or consolidate  with or otherwise  acquire,  or be acquired  by, any other  Person;
provided,  however,  that  the  foregoing  prohibition  on  acquisitions  by the
Borrower shall not prohibit the Borrower from acquiring  investment  property in the  ordinary  course of its  business  provided  such  investment  property  is promptly credited to the Securities Account.  The Borrower shall not sell, lease or  otherwise  transfer any  property,  except for the  disposition  of obsolete equipment,  the sale or other disposition of investment property in the ordinary course of the Borrower's business, and as otherwise permitted under the Security
Agreement and the Control Agreement with respect to the Collateral.

          (d) Subsidiaries;  New Business. The Borrower shall not (a) change its corporate  structure  or create  any  subsidiary,  (b) render  any  services  or otherwise  enter into any business  which is not  substantially  similar to that existing on the Closing Date or (c) liquidate, wind-up or dissolve itself.

          (e)  Conflicting  Agreements.  The  Borrower  shall not enter into any agreement  any term or condition of which  conflicts  with any provision of this
Agreement or the other Credit Documents.

          (f) Changes in Accounting Principles;  Fiscal Year. The Borrower shall not make any change in its  principles  or methods of accounting as currently in effect,  except such  changes as are required by GAAP,  nor shall the  Borrower, without first obtaining the Agent's written consent, change its fiscal year.

          (g) Dividends and  Distributions.  So long as a Default or an Event of
Default  is  occurring,  the  Borrower  shall not  declare or pay,  directly  or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise),  whether in cash, property, securities or otherwise, with respect to any shares of its capital stock or directly or indirectly  redeem,  purchase, retire or  otherwise  acquire  for value any shares of any class of its  capital stock or set aside any amount for any such purpose.

          (h)  Investments  and Joint  Ventures.  The Borrower shall not make or permit to remain  outstanding  any  investment  in any  Person or enter into any joint venture;  provided,  however, Borrower shall not be prohibited from making or permitting to remain outstanding any investment in the ordinary course of its business;  and provided further,  Borrower may purchase interest rate protection in a form acceptable to the Agent and the Banks.

          (i) Transactions With Affiliates.  Other than the advisor relationship existing on the Closing Date with Tortoise Capital  Advisors,  LLC, the Borrower shall not enter into or be a party to any transaction or arrangement,  including without  limitation,  the purchase,  sale or exchange of property of any kind or the rendering of any service, with any Affiliate,  except in the ordinary course of and pursuant to the reasonable  requirements  of the Borrower's  business and upon fair and  reasonable  terms  substantially  as favorable to the Borrower as those which would be obtained in a  comparable  arms-length  transaction  with a non-Affiliate.

                           Credit Agreement - Page 26

          (j) Amount  Invested in Single MLP.  The  Borrower  shall not make any investment in any single master  limited  partnership or other single issuer if, immediately  after giving effect to such  investment,  the aggregate fair market value of all investments in such issuer would exceed 25% of the Borrower's total assets at such time.

                                   Section 7
                               Events of Default

     7.1  Events of Default.  Each of the following  events shall  constitute an
Event of Default hereunder:

          (a)  General.  The  Borrower  fails to pay,  perform  or  observe  any
               Obligation or any other term,  covenant or other provision in any
               Credit Document in accordance with the terms thereof and, if such default  is  curable,  the  Borrower  fails to cure such  default within five days after written  notice from the Agent  specifying in  reasonable  detail the nature of such  default is received by the Borrower; or

          (b)  Other  Bank  Default.  Any  "Event of  Default"  (as such term is defined in any other  Credit  Document to which the Borrower is a party) occurs; or

          (c)  Misrepresentation.   Any   representation  or  warranty  made  or
               furnished by the Borrower in  connection  with this  Agreement or the other Credit Documents proves to be incorrect,  incomplete or misleading  in any  material  respect  when  made,  or  any  such representation  or  warranty  becomes  incorrect,  incomplete  or misleading in any material respect and the Borrower fails to give the Agent prompt written notice thereof; or

          (d)  Cross-Default. The Borrower fails to pay any Debt (other than any monetary  Obligation  due the Agent or any Bank  under the Credit
               Documents, as contemplated by Subsection (a) above) or to perform or observe any other  obligation or term in respect of such Debt, and,  as a result of any such  failure,  the  holder of such Debt accelerates or is entitled to accelerate the maturity  thereof or requires or is  entitled  to require  the  Borrower or some other
               Person to purchase or otherwise acquire such Debt; or

          (e)  Insolvency.  The  Borrower  ceases to be solvent  or suffers  the
               appointment  of  a  receiver,   trustee,   custodian  or  similar
               fiduciary or makes an assignment for the benefit of creditors; or
               any  petition  for an order for relief is filed by or against the
               Borrower under the federal  Bankruptcy  Code or any similar state insolvency  statute  (except,  in the  case of a  petition  filed against the Borrower,  if such proceeding is dismissed  within 60 days after the petition is filed,  unless prior  thereto an order for relief is entered under the federal  Bankruptcy Code); or the
               Borrower makes any offer of settlement,  extension or composition to their respective unsecured creditors generally; or

          (f)  Contest Credit Documents.  The Borrower challenges or contests in any action,  suit or proceeding the validity or enforceability of any of the Credit  Documents,  the legality or  enforceability of the  Obligations  or the validity,  perfection or priority of any
               Lien  granted or  purported to be granted to the Agent and/or the
               Banks; or

                           Credit Agreement - Page 27

          (g)  Judgments.  One or more  judgments,  decrees  or  orders  for the payment of money in excess of  $100,000 in the  aggregate  during any 12-month period is rendered against the Borrower; or

          (h)  Lien.  The  Agent  shall  cease  to have a duly  perfected  first priority security interest in the Collateral  subject to no Liens except for Permitted Liens.

          (i)  Change in Control. Any Change in Control occurs; or

          (j)  Material  Adverse Change.  Any material  adverse change occurs in the financial  condition or economic prospects of the Borrower or any other act or event occurs which  reasonably could be expected to have a Material Adverse Effect.

          (k)  Investment Advisor.  The Borrower changes the Investment Advisor, and such new Investment Advisor is not acceptable to the Required
               Banks; provided,  however,  changing the Investment Advisor shall not be deemed an Event of Default,  if doing so violates the 1940
               Act.

     7.2  Obligation to Lend; Acceleration.  After the occurrence and during the continuation  of any  Default,  the  Agent  may (and,  upon the  request  of the
Required Banks,  the Agent shall) declare the obligation of the Agent and/or any
Bank to make Loans or to otherwise  extend  credit  hereunder to be  terminated, whereupon the same shall  forthwith  terminate.  After the occurrence and during the  continuation of any Event of Default,  the Agent may (and, upon the request of the Required Banks, the Agent shall) declare the Notes, all interest thereon, and all other obligations of the Borrower to the Agent and/or any Bank under the
Credit Documents to be forthwith due and payable,  whereupon the Notes, all such interest  thereon and all such other  obligations  shall become and be forthwith due and payable, without presentment, protest or further notice or demand of any kind,  all  of  which  are  waived  by the  Borrower.  If,  notwithstanding  the foregoing,  after the occurrence and during the  continuation  of any Default or
Event of Default,  as the case may be, the Agent elects (any such election to be in the Agent's sole and absolute  discretion) to make one or more advances under this Agreement or to not  accelerate  all or any of the Borrower's  obligations, any such election shall not preclude the Agent from electing  thereafter (in its sole and absolute  discretion)  to not make advances or to accelerate all or any of the Borrower's obligations, as the case may be.

     7.3  Remedies.  Upon or after the occurrence and during the continuation of any Event of Default,  the Agent has and may (and,  upon request of the Required
Banks,  the Agent shall)  exercise  from time to time the  following  rights and remedies:

          (a) All of the rights and remedies of a secured party under the UCC or under other  applicable  law, and all other legal and equitable  rights to which the Agent may be entitled, all of which rights and remedies shall be cumulative, and none of which shall be  exclusive,  and all of which shall be in addition to any other  rights or remedies  contained  in this  Agreement or any of the other
Credit Documents.

          (b) The right to take immediate possession of the Collateral,  and (1)
to require the Borrower to assemble the Collateral,  at the Borrower's  expense, and make it available to the Agent at a place  designated  by the Agent which is reasonably  convenient  to both  parties,  and  (2) to  enter  upon  and use any premises in which the Borrower has an ownership, leasehold or other interest, or wherever any of the Collateral shall be located, and to store, remove,  abandon, sell,  dispose of or  otherwise  use all or any part of the  Collateral  on such premises  without  the  payment  of rent or any  other  fees by the Agent to the
Borrower or any other Person for the use of such premises or such Collateral.

                           Credit Agreement - Page 28

          (c) The right to sell or otherwise dispose of all or any Collateral at public or private sale or sales,  with such notice as may be required by law, in lots  or in  bulk,  for  cash  or on  credit,  all as  the  Agent,  in its  sole discretion,  may deem advisable.  The Borrower agrees that not less than 10 days prior  written  notice to the  Borrower  of any public or private  sale or other disposition of such Collateral shall be reasonable notice thereof, and such sale shall be at such locations as the Agent may designate in such notice.  The Agent has the right to conduct such sales on the Borrower's  premises,  without charge therefor,  and such sales may be adjourned from time to time in accordance  with applicable law. The Agent has the right to sell,  lease or otherwise  dispose of such  Collateral,  or any part  thereof,  for cash,  credit  or any  combination thereof, and the Agent may purchase all or any part of such Collateral at public or, if  permitted by law,  private  sale and, in lieu of actual  payment of such purchase  price,  may  set-off or credit the  amount of such price  against  the
Obligations.

          (d) The  proceeds  realized  from  the sale of any  Collateral  may be applied,  after the Agent is in receipt of good funds, as follows: (i) first, to the Agent for all reasonable costs and expenses,  including without  limitation, reasonable  attorneys' fees and expenses,  incurred by the Agent for collection, removal, storage,  processing,  protection,  insurance,  demonstration,  sale or delivery of the Collateral,  and for any other Obligations constituting costs or expenses;  (ii)  second,  to any fees or expenses due the Agent under the Credit
Documents;  (iii) third,  to the Agent for payment to the account for each Bank, in accordance with each Bank's Pro-Rata Share,  for interest due upon any of the
Obligations; (iv) fourth, to the Agent for payment to the account for each Bank, in  accordance  with each  Bank's  Pro-Rata  Share,  of the  amounts due for the principal of the Obligations; (v) fifth, to the Agent for payment to the account of each Bank, in accordance with each Bank's Pro-Rata Share, for any Obligations not included in (i) through  (iv) above;  and (vi) sixth,  and  finally,  to any other party, to the extent it is lawfully entitled to any remaining proceeds. If any  deficiency  shall arise,  the Borrower shall remain liable to the Agent and the  Banks  therefor.  Any  surplus  remaining  after  payment  in  full  of the
Obligations  may be  returned  to the  Borrower  or to  whomever  may be legally entitled thereto.

     7.4  Right  of  Set-off.  Upon or  after  the  occurrence  and  during  the continuation  of any Event of Default,  the Agent is  authorized at any time and from time to time,  without notice to the Borrower (any such notice being waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Bank to or for the credit or the  account of the  Borrower against any and all of the Obligations  irrespective of whether or not the Agent or any Bank has made  any  demand  under  this  Agreement  or the  other  Credit
Documents and although  such  Obligations  may be  unmatured.  The rights of the
Agent and the Banks  under this  Section  are in  addition  to other  rights and remedies (including, without limitation, other rights of setoff) which the Agent or any Bank may have.

                                   Section 8
                               Agency Provisions

     8.1  Appointment,  Powers  and  Immunities.  Each Bank  hereby  irrevocably appoints and  authorizes  the Agent to act as its agent  hereunder and under the
Credit Documents with such powers as are specifically  delegated to the Agent by the terms hereof and thereof,  together with such other powers as are reasonably incidental  thereto.  The  Agent  (which  term as used in this  sentence  and in
Section 9.8 hereof shall include reference to its Affiliates and its own and its
Affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement or in any of the Credit Documents,  and shall not by reason of this Agreement be a trustee or fiduciary  for any Bank;  (b) shall not be  responsible  to the Banks for any recitals, statements,  representations or warranties contained in this Agreement or any of the other  documents  in any  certificate  or any of the other  Credit
Documents  or received by an of them under,  this  Agreement or any of the other
Credit  Documents,  for the value,  validity,  effectiveness,  enforceability or sufficiency of this Agreement,  any Note or any of

                           Credit Agreement - Page 29

the other  Credit  Documents  or for any  failure by the  Borrower  or any other
Person to perform any of its  obligations  hereunder or  thereunder,  or for the satisfaction of any condition precedent specified in Section 4 hereof; (c) shall not be required to initiate or conduct any litigation or collection  proceedings hereunder;  and (d) shall not be responsible  for any action taken or omitted to be taken by it hereunder or under any of the other Credit Documents,  except for its own gross negligence or willful misconduct.  Without limiting the generality of the foregoing,  the Agent shall be  conclusively  entitled to assume that the conditions  precedent set forth in Section 4 hereof have been  satisfied  unless the Agent has  received  written  notice from a Bank  referring  to the relevant
Section and stating that the relevant condition has not been satisfied or unless the certificate  furnished by the Borrower  pursuant  thereto so indicates.  The
Agent may employ agents and  attorneys-in-fact  and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good  faith.  The  Agent  may deem and  treat the payee of any Note as the holder thereof for all purposes  hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent.

     8.2  Reliance  by  Agent.  The  Agent  shall  be  entitled  to  rely on any
certification,   notice  or  other  communication   (including  any  thereof  by
telephone,  telex,  telegram or cable)  believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and on advice and statements of legal counsel, independent accountants and other experts  selected by it. As to any matters not  expressly  provided  for by this
Agreement or any of the Credit Documents,  the Agent shall in all cases be fully protected in acting,  or in refraining from acting,  hereunder or thereunder (as the case may be) in accordance with  instructions  signed by the Required Banks, and such  instructions  of the Required Banks and any action taken or failure to act pursuant  thereto  shall be binding on all of the Banks.  If the Agent shall seek the consent or approval of the Required  Banks to the taking or  refraining from taking of any action  hereunder or under any of the Credit  Documents,  the
Agent shall give notice thereof to each Bank and as soon as  practicable  notify each Bank at any time that the Required  Banks have  instructed the Agent to act or refrain from acting hereunder or thereunder (as the case may be).

     8.3  Defaults.  The Agent  shall not be  deemed  to have  knowledge  of the occurrence of a Default or an Event of Default  (other than the  non-payment  of principal of or interest on Loans) unless the Agent has received  written notice from a Bank or the  Borrower  specifying  such  Default or Event of Default  and stating  that such notice is a "Notice of  Default." In the event that the Agent receives such a notice of the  occurrence of a Default or Event of Default,  the
Agent  shall give prompt  notice  thereof to the Banks (and shall give each Bank prompt  notice of each such  nonpayment).  The Agent shall take such action with respect to such  Default as shall be directed by the  Required  Banks,  provided that, unless and until the Agent shall have received such directions,  the Agent may (but shall not be obligated to) take such action or refrain from taking such action  with  respect to such  default as it shall  deem  advisable  in the best interest of the Banks.

     8.4  Rights as a Bank. With respect to its Commitment and the Loans made by it, U.S. Bank National  Association (and any successor acting as Agent),  in its capacity as a Bank hereunder shall have the same rights and powers  hereunder as any other  Bank and may  exercise  the same as though it were not  acting as the
Agent,  and the term  "Bank" or  "Banks"  shall,  unless the  context  otherwise indicates,  include  the  Agent  in its  individual  capacity.  The  Agent,  its permitted  successors and its Affiliates may, without having to account therefor to any Bank,  accept  deposits from,  lend money to and generally  engage in any kind of  banking,  trust or other  business  with  the  Borrower  and any of its
Affiliates  as if it  were  not  acting  as the  Agent,  and the  Agent  and its
Affiliates  may accept fees and other  consideration  from the  Borrower and its
Affiliates for services in connection  with this Agreement or otherwise  without having to account for the same to the Banks,  except for any fees stated  herein to be for the account of any of the Banks.

     8.5  Indemnification.  Each Bank  severally,  to the extent of its Pro-Rata
Share,  indemnifies  the Agent (to the extent the Agent is not reimbursed by the
Borrower) for any and all liabilities,

                           Credit Agreement - Page 30

obligations,  losses,  damages,  penalties,  actions,  judgments,  suits, costs, expenses and/or  disbursements  of any kind and nature  whatsoever  which may be imposed on, incurred by or asserted  against it and/or any of its  shareholders,
directors,   officers,  employees,  agents,  attorneys,   contractors  or  other
representatives in any way relating to or arising out of this Agreement,  any of the  other  Credit  Documents,  any  of  the  transactions  contemplated  hereby
(including,  without limitation, the costs, expenses and other amounts which the
Borrower is obligated to pay under  Section 9.3 hereof),  any action or omission taken by the Agent or any of the other  indemnified  parties  referred to above, and/or the enforcement of any of the terms of this Agreement or any of the other
Credit  Documents;  provided;  however,  that no Bank  shall be  liable  for any portion of any of the foregoing  resulting from the gross  negligence or willful misconduct  of the Agent or any of the other  indemnified  parties  referred  to above.

     8.6  Non-Reliance  on Agent and other Banks.  Each Bank agrees that it has, independently  and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and  evaluation of the Borrower and its own decision to enter into this
Agreement and that it will,  independently  and without reliance on the Agent or any other Bank,  and based on such  documents and  information  as it shall deem appropriate  at the time,  continue to make its own  analysis  and  decisions in taking or not  taking  action  under  this  Agreement.  The  Agent  shall not be required to keep itself  informed as to the  performance  or  observance  by the
Borrower or any other Person of this  Agreement or any other Credit  Document or in respect  of the  properties  or books of the  Borrower  or any other  Person.
Except for  notices,  reports  and other  documents  and  information  expressly required to be  furnished to the Banks by the Agent  hereunder,  the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information  concerning  the  affairs,  financial  condition  or business of the
Borrower  (or  Affiliates)  which  may  come  into  its  possession  or into the possession of any of its Affiliates.

     8.7  Failure  to Act.  Except for action  expressly  required  of the Agent hereunder or under any of the Credit Documents,  the Agent shall in all cases be fully  justified in failing or refusing to act hereunder or  thereunder  (as the case may be) unless it shall be  indemnified  to its  satisfaction  by the Banks against any and all  liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     8.8  Resignation  or  Removal  of Agent.  Subject  to the  appointment  and acceptance of a successor Agent as provided  below,  the Agent may resign at any time by giving notice  thereof to the Banks and the Borrower,  and the Agent may be removed at any time with or without  cause by the  Required  Banks.  Upon any such resignation or removal,  the Required Banks shall have the right to appoint a successor Agent with the consent of Borrower. If no such successor Agent shall have been so  appointed  by the  Required  Banks and shall  have  accepted  such appointment  within  30 days  after  the  retiring  Agent's  giving of notice of resignation  or the  Required  Banks'  removal of the retiring  Agent,  then the retiring Agent may, on behalf of the Banks,  appoint a successor  Agent with the consent of Borrower.  Upon the acceptance or any  appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the  retiring  Agent  shall be  discharged  from its duties and  obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the  provisions of this Section 8.8 shall  continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

     8.9 Designee and Delegatee.  The Banks  understand and agree that the Agent
(with  permission  of the Required  Banks) may contract  with a third party (the
"Collateral  Designee") to perform  substantially  all or any of the ministerial functions pertaining to the possession,  perfection,  enforcement and collection of the  Collateral,  and Agent shall not be  responsible  for the  negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                           Credit Agreement - Page 31

     8.10  Representation of Banks. The Banks severally represent that they will be taking  the Notes  issued  hereunder  for their own  respective  accounts  to evidence loans made in the ordinary course of their commercial banking business, and not with a view of  distribution  of such  Notes;  provided,  however,  that nothing  contained  in this  Section 8.10 shall create any rights or remedies in favor of the  Borrower or anyone else against any Bank so long as such Bank acts in good faith upon the advice of its counsel  with  respect to  compliance  with applicable  laws;  provided  further,  that the  assets of each Bank must be and shall always remain within the control of each Bank.

     8.11 Obligations  Several.  Unless otherwise expressly provided for herein, the obligation of each Bank hereunder is several,  and neither the Agent nor any
Bank shall be responsible for the  obligations of any other Bank hereunder,  nor will the failure of any Bank to perform any of its obligations hereunder relieve any other Bank from the  performance  of its respective  obligations  hereunder.
Nothing contained in this Agreement or any of the other Credit Documents, and no action  taken by the  Banks  pursuant  hereto  or  thereto  shall be  deemed  to constitute the Banks a partnership,  association,  joint venture or other entity or  otherwise  (except as  expressly  provided for herein) give rise to joint or vicarious liability between the Banks.

                                   Section 9
                                 Miscellaneous

     9.1  Notices.  All notices  and other  communications  provided  for herein
(including,  without  limitation,  any waivers or consents under this Agreement)
shall be given or made by telex,  telecopy,  cable or otherwise in writing (each communication  given by any of such  means to be deemed to be "in  writing"  for purposes of this Agreement) and telexed, telecopied, cabled, mailed or delivered to the intended  recipient at the "Address for Notices" specified below its name on the  signature  pages hereof,  or, as to any party,  at such other address as shall be  designated  by such  party in a written  notice  to the other  parties hereto. Except as otherwise provided in this Agreement,  all such communications shall be  deemed  to have  been duly  given  when  transmitted  by telex or fax, delivered  to the cable  office  or  personally  delivered  or, in the case of a mailed  notice,  upon deposit with the United States Postal  Service,  certified mail,  return receipt  requested,  with postage  prepaid,  in each case given or addressed as aforesaid.

     9.2  Power  of  Attorney.  The  Borrower  irrevocably  designates,   makes,
constitutes and appoints the Agent, and all Persons  designated by the Agent, as the  Borrower's  true and  lawful  attorney  and  agent-in-fact  (such  power of attorney and agency being  coupled  with an interest and  therefore  irrevocable until the Obligations  have been  indefeasibly  paid in full and no Bank has any duty to extend credit to or for the benefit of the Borrower), and the Agent, and any  Persons  designated  by the Agent,  may,  at any time  except as  otherwise provided  below,  and without  notice to or the consent of the  Borrower  and in either the  Borrower's or the Agent's  name,  but at the cost and expense of the
Borrower,  (1) pay and perform any Obligation to be paid or performed  under any of the Credit Documents,  (2) endorse the Borrower's name on any checks,  notes, acceptances,  drafts,  money orders or any other evidence of payment or proceeds of the  Collateral  which come into the  possession  of the Agent or any Bank or under the Agent's or any Bank's control, and (3) at any time an Event of Default exists,  (a) to the extent the  Collateral  may be realized upon by  collection, demand  payment of all such  Collateral  from the obligors  thereunder,  enforce payment of such  Collateral by legal  proceedings  or  otherwise,  and generally exercise  all of the  Borrower's  rights  and  remedies  with  respect  to  such
Collateral, (b) settle, adjust, compromise,  discharge or release any Collateral or any legal proceedings  brought to collect any of the Collateral,  (c) sell or otherwise  transfer any Collateral upon such terms, for such amounts and at such time or times as the Agent deems advisable,  (d) take control, in any manner, of any item of payment or proceeds  relating to any Collateral,  (e) prepare,  file and sign the  Borrower's  name to a proof of  claim  in  bankruptcy  or  similar document against any Collateral obligor or to any notice of Lien,  assignment or satisfaction  of  Lien  or  similar  document  in  connection  with  any  of the
Collateral,  (f)  endorse  the name of

                           Credit Agreement - Page 32

the  Borrower  upon any of the items of  payment  or  proceeds  relating  to any
Collateral  and  deposit  the same to the  account of the Bank on account of the
Obligations,  (g) endorse the name of the Borrower upon any document of transfer or  other  document  or  agreement  relating  to any  Collateral,  (h)  use  the information  recorded  on or  contained  in any data  processing  equipment  and computer  hardware  and  software  relating to any  Collateral  and to which the
Borrower  has  access,  and (i) do all other acts and things  necessary,  in the
Agent's sole  determination,  to fulfill the Borrower's  obligations  under this
Agreement.

     9.3 Reimbursement of Expenses.  The Borrower agrees (a) to pay or reimburse the  Agent  on  demand  for its  reasonable  out-of-pocket  costs  and  expenses
(including  without  limitation,  the reasonable fees and expenses of counsel to the Agent),  in  connection  with the  negotiation,  preparation,  execution and delivery of this Agreement and the other Credit  Documents and the making of the
Loans  hereunder,  (b) to pay or  reimburse  the  Agent  and the  Banks  for all
reasonable   out-of-pocket   costs  and  expenses  of  such  Persons  (including
reasonable  counsels' fees and expenses) in connection  with the  enforcement of this Agreement and any of the other Credit Documents,  and all transfer,  stamp, documentary  or other  similar  taxes,  assessments  or  charges  levied  by any
Governmental Authority in respect of this Agreement, any of the Notes, or any of the other  Credit  Documents  (except for any such tax imposed on or measured by the income of such Person),  and (c) to pay or reimburse the Agent and the Banks for all  reasonable  out-of-pocket  costs  and  expenses  (including  reasonable counsels' fees and expenses) in connection with any litigation, contest dispute, suit,  proceeding or action brought by a third party in any way relating to this
Agreement,  any of the other Credit Documents or the Borrower's  affairs (all of which are hereinafter collectively referred to as the "Expenses");  then, in any and each such event, such Expenses shall be payable on demand.

     9.4 Indemnity.  The Borrower agrees to indemnify,  defend and hold harmless the  Agent  and the Banks and each  shareholder,  director,  officer,  employee, agent,  attorney and other  representative of or contractor for the Agent and/or the Banks from and against any and all  damages,  settlement  amounts,  expenses
(including, without limitation,  attorney's fees and court costs), other losses, claims or other assertions of liability of any nature whatsoever  incurred by or on behalf of or  asserted  against,  as the case may be, any one or more of such indemnified  parties  at  any  time  arising  in  whole  or in  part  out of the
Borrower's failure to observe, perform or discharge any of the Borrower's duties under any of the Credit Documents or any misrepresentation  made by or on behalf of the  Borrower  under  any of  the  Credit  Documents.  Without  limiting  the generality of the foregoing,  this indemnity shall extend to any claims asserted against the Agent and/or the Banks or such other indemnitees by any Person under any Environmental  Laws or similar laws by reason of the Borrower's or any other
Person's  failure to comply with laws  applicable to Hazardous  Substances.  The
Borrower further agrees to indemnify, defend and hold harmless the Agent and the
Banks and each shareholder,  director,  officer,  employee,  agent, attorney and other  representative  of or  contractor  for the Agent  and the Banks  from and against any and all damages,  settlement amounts,  expenses (including,  without limitation,  attorneys'  fees and court costs),  other  losses,  claims or other assertions of liability of any nature whatsoever  incurred by or on behalf of or asserted  against,  as the  case  may be,  any  one or more of such  indemnified parties  at any time in  connection  with any one or more  indemnified  parties'
actions or inactions relating in any respect to the Credit Agreement, any of the other Credit Documents or any of the  transactions  described in or contemplated by any of the  foregoing,  except to the extent  such  losses  arise out of such indemnified  party's gross  negligence or willful  misconduct.  All  indemnities given by the Borrower to the Agent and/or the Banks under the Credit  Documents, including,  without limitation, the indemnities set forth in this Section, shall survive the repayment of the Loans and the termination of this Agreement.

     9.5 Entire  Agreement;  Modification of Agreement;  Sale of Interest.  This
Agreement and the other Credit Documents,  together with all other  instruments, agreements and certificates  executed by the parties in connection  therewith or with reference thereto, embodies the entire agreement between the

                           Credit Agreement - Page 33

parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all prior  agreements,  understandings  and inducements,  whether express or implied, oral or written. This Agreement may not be modified, altered or amended,  except by an agreement in writing signed by the Borrower, the Agent and the Required Banks, and any provisions of this Agreement or the other Credit
Documents may be waived by the Agent or the Required Banks;  provided,  however, that,  notwithstanding the foregoing, no amendment or waiver shall be effective, without first obtaining the written  consent of all Banks,  that (a) extends the due date of any principal,  interest or fee,  including,  but not limited to any
Shared Fee,  payment in respect of the Loans; (b) changes the amount or duration of any Bank's  Commitment or the amount of or the method of computing any Shared
Fee; (c) releases the Borrower,  in whole or in part, from any obligation  under the Credit  Documents to pay any principal or interest under the Loans or to pay any Shared Fee; (d) reduces the rate of interest or fees provided hereunder;  or
(e)  changes  the  definition  of  "Required  Banks" or amends the terms of this
Section 9.5, or that  otherwise  has the effect of impairing  any of the consent requirements  contained  in this  Section 9.5 or in any other  provision of this
Agreement  or the other Credit  Documents  where the consent of all the Banks or the Required Banks is required in connection  with any matter.  The Borrower may not directly or  indirectly  sell,  assign or transfer any interest in or rights under this Agreement or any of the other Credit Documents. The Borrower consents to the Agent's or the Banks' participation,  sale, assignment, transfer or other disposition,  at any  time or  times  on or  after  the  Closing  Date,  of this
Agreement  and any of the other Credit  Documents,  or of any portion  hereof or thereof,  including,  without  limitation,  the Agent's  and the Banks'  rights, title, interests, remedies, powers and duties hereunder or thereunder; provided, however,  that any  such  participation,  sale,  assignment,  transfer  or other disposition shall be in an amount of not less than $5,000,000; provided further, that,  unless an Event of Default is then in effect or the Termination  Date has occurred,  the  Banks  shall  not have the  right to any such  transfer  of this
Agreement or any of the other  Credit  Documents  without  first  obtaining  the
Agent's and the Borrower's prior written consent,  which may not be unreasonably withheld. Any Bank assigning any part of its interest hereunder shall pay to the
Agent a fee in the amount of $3,500 per such assignment.

     9.6 Indulgences Not Waivers. The Agent's or any Bank's failure, at any time or times on or after the Closing  Date,  to require  strict  performance  by the
Borrower of any provision of this Agreement or the other Credit  Documents shall not waive,  affect or diminish any right of the Agent or the Banks thereafter to demand strict compliance and performance therewith.  Any suspension or waiver by the Agent  and/or any Bank of a Default  or an Event of Default by the  Borrower
under this  Agreement  or any of the other Credit  Documents  shall not suspend, waive or affect any other Default or Event of Default by the Borrower under this
Agreement  or any of the other  Credit  Documents,  whether the same is prior or subsequent  thereto and whether of the same or of a different  type. None of the undertakings,  agreements,  warranties,  covenants  and  representations  of the
Borrower contained in this Agreement or any of the other Credit Documents and no
Default or Event of Default by the Borrower  under this  Agreement or any of the other Credit  Documents  shall be deemed to have been suspended or waived by the
Agent and/or any Bank,  unless such  suspension or waiver is by an instrument in writing  specifying such suspension or waiver and is signed by a duly authorized representative of the Agent and directed and delivered to the Borrower.

     9.7 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this  Agreement  shall be prohibited by or invalid under applicable law, such provision  shall be ineffective  only to the extent of such prohibition or invalidity,  without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     9.8 Successors and Assigns.  This Agreement and the other Credit Documents, shall be binding upon and inure to the benefit of the  successors and assigns of the Borrower,  the Agent and the Banks.  This provision,  however,  shall not be deemed to modify Section 9.5 hereof.

                           Credit Agreement - Page 34

     9.9 General Waivers by Borrower. Except as otherwise expressly provided for in this Agreement,  the Borrower waives:  (a) presentment,  protest,  demand for payment,  notice of  dishonor  demand and  protest  and  notice of  presentment, default,  notice  of  nonpayment,  maturity,  release,  compromise,  settlement, extension  or  renewal  of any or all  commercial  paper,  accounts  receivable, contract  rights,  documents,  instruments,  chattel paper and guaranties at any time held by the Agent  and the  Banks on which the  Borrower  may in any way be liable and ratifies  and confirms  whatever the Agent and/or the Banks may do in this regard;  (b) notice prior to taking possession or control of the Collateral or any bond or  security  which might be required by any court prior to allowing the Agent to exercise of the Agent's and/or the Banks'  remedies,  including the issuance of an immediate writ of  possession;  (c) the benefit of all valuation, appraisement and exemption laws; and (d) any and all other notices,  demands and consents in connection with the delivery,  acceptance,  performance,  default or enforcement of this Agreement or any of the other Credit Documents and/or any of the  Banks'  rights in  respect  of the  Collateral.  Subject  to the  following sentence,  the  Borrower  also waives any right of set-off or similar  right the
Borrower  may at any time have against the Agent or any Bank as a defense to the payment or  performance of the  Borrower's  Obligations.  If the Borrower now or
hereafter  has any claim  against  the Agent or any Bank giving rise to any such right of set-off or similar right,  the Borrower agrees not to assert such claim as a defense or right of set-off  with  respect  to the  Borrower's  obligations under the  Credit  Documents,  and to  instead  assert  any such  claim,  if the
Borrower so elects to assert such claim,  in a separate  proceeding  against the
Agent or any Bank and not as a part of any  proceeding  or as a  defense  to any claim  initiated  by the Agent or any Bank to enforce  any of the Agent's or any
Bank's rights under any of the Credit Documents.

     9.10 Execution in Counterparts;  Facsimile  Signatures.  This Agreement and
the other Credit  Documents may be executed in any number of counterparts and by different parties thereto, each of which when so executed and delivered shall be deemed to be an original  and all of which  counterparts  taken  together  shall constitute but one and the same instrument. A signature of a party to any of the
Credit  Documents sent by facsimile or other  electronic  transmission  shall be deemed to constitute an original and fully effective signature of such party.

     9.11 Captions.  Captions and section headings appearing herein are included solely  for  convenience  of  reference  and  are not  intended  to  affect  the interpretation of any provision of this Agreement.

     9.12 USA Patriot Act Notice. The Agent notifies the Borrower that, pursuant to the  requirements  of the USA Patriot Act (Title III of Pub. L. 107-56 signed into law October 26,  2001) (the  "Act"),  it is required to obtain,  verify and record information that identifies the Borrower,  which information includes the name and address of the Borrower and other information that will allow the Agent to identify the  Borrower in  accordance  with the Act.  The Borrower  agrees to provide  such  information  and take such other  action as the Agent may request from  time to time to  enable  the  Agent  and the  Banks  to  comply  with  the provisions of the Act with respect to the  transactions  described in the Credit
Documents.

     9.13 Governing Law;  Consent to Forum.  This Agreement shall be governed by the laws of the State of Kansas without giving effect to any choice of law rules thereof.  As part of the  consideration  for new value  this day  received,  the
Borrower  consents to the  jurisdiction  of any state  court  located in Johnson
County,  Kansas  or any  federal  court  located  in  Wyandotte  County,  Kansas
(collectively,  the "Chosen Forum"),  and waives personal service of any and all process  upon it and  consents  that  all such  service  of  process  be made by certified or  registered  mail  directed to the  Borrower at the address  stated
pursuant  to  Section  9.1  hereof  and  service  so made  shall be deemed to be
completed  upon  delivery   thereto.   The  Borrower  waives  any  objection  to
jurisdiction  and venue of any action  instituted  against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue. The

                           Credit Agreement - Page 35

Borrower  further agrees not to assert against the Agent or the Banks (except by way of a defense or counterclaim  in a proceeding  initiated by the Agent or any
Bank) any claim or other  assertion of  liability  relating to any of the Credit
Documents,  the  Obligations or Bank's actions or inactions in respect of any of the foregoing in any jurisdiction  other than the Chosen Forum.  Nothing in this
Agreement  shall  affect the Agent's or any Bank's  right to bring any action or proceeding  relating to this Agreement or the other Credit Documents against the
Borrower or its properties in courts of other jurisdictions.

     9.14 Waiver of Jury Trial;  Limitation  on Damages.  To the fullest  extent permitted by law, and as separately bargained-for consideration to the Agent and the Banks,  the Borrower  waives any right to trial by jury (which the Agent and each Bank also waives) in any action,  suit,  proceeding or  counterclaim of any kind arising out of or otherwise  relating to any of the Credit  Documents,  the
Borrower's  obligations  under the Credit Documents or the Agent's or the Banks'
actions or inactions in respect of any of the  foregoing.  To the fullest extent permitted by law, and as separately bargained-for consideration to the Agent and the Banks,  the Borrower  also waives any right it may have at any time to claim or recover in any  litigation or other dispute  involving the Agent or any Bank, whether the underlying  claim or dispute sounds in contract,  tort or otherwise, any special,  exemplary,  punitive or consequential damages or any damages other than,  or in addition to, actual  damages.  The Borrower  acknowledges  that the
Agent and the Banks are relying  upon and would not enter into the  transactions described in the Credit  Documents on the terms and conditions set forth therein but for the Borrower's waivers and agreements under this Section.

     9.15 Controlling Document. In the event of actual conflict in the terms and provisions of this  Agreement,  the Notes or any of the other Credit  Documents, the terms and provisions of this Agreement shall prevail and control.

                           Credit Agreement - Page 36

     9.16 K.S.A.  ss.16-118 Required Notice. This statement is provided pursuant to K.S.A. ss.16-118:  "THIS CREDIT AGREEMENT IS A FINAL EXPRESSION OF THE CREDIT
AGREEMENT BETWEEN THE CREDITORS AND THE DEBTOR AND SUCH WRITTEN CREDIT AGREEMENT
MAY NOT BE CONTRADICTED  BY EVIDENCE OF ANY PRIOR ORAL CREDIT  AGREEMENT OR OF A
CONTEMPORANEOUS  ORAL CREDIT  AGREEMENT  BETWEEN THE  CREDITORS AND DEBTOR." THE
FOLLOWING  SPACE  CONTAINS ANY  NON-STANDARD  TERMS,  INCLUDING THE REDUCTION TO
WRITING OF ANY PREVIOUS ORAL CREDIT AGREEMENT:

                                      NONE.

     The creditors and debtor, by their respective initials or signatures below, confirm that no unwritten credit agreement exists between the parties:

                            Creditor: _______________

                            Creditor: _______________

                            Debtor: _________________

                          [signature page(s) to follow]

                           Credit Agreement - Page 37

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed and delivered by their duly authorized  representatives  as of the day and year first above written.

TORTOISE CAPITAL RESOURCES CORPORATION

By:
   ------------------------------------
   Name:
   Title:

Address for Notices:

         Tortoise Capital Resources Corporation
         10801 Mastin Boulevard, Suite 222
         Overland Park, Kansas 66210
         Attn.:  Terry Matlack
         Fax No.:  913-981-1021

         with a copy (which shall not constitute notice) to:

         Blackwell Sanders Peper Martin LLP
         4801 Main Street
         Suite 1000
         Kansas City, Missouri 64112
         Attn.:  Scott H. Thompson, Esq.
         Fax No.:  816-983-8080

U.S. BANK NATIONAL ASSOCIATION,
as Agent, Swingline Lender, Lead Arranger and a Bank

By:
   ------------------------------------
     Name: Colleen S. Hayes
     Title: Assistant Vice President

Address for Notices:

                        Credit Agreement - Signature Page

         U.S. Bank National  Association
         9900 West 87th Street
         Overland  Park, Kansas 66212
         Attn.: Colleen Hayes
         Fax No.: 913-652-5111

         with a copy (which shall not constitute notice) to:

         Shook, Hardy & Bacon L.L.P.
         2555 Grand Blvd.
         Kansas City, Missouri  64108
         Attn.:  Sandra L. Hawley, Esq.
         Fax No.: 816-421-5547

BANK OF OKLAHOMA, N.A.
a Bank

By:
   ------------------------------------
      Name: W. Mack Renner
      Title: Vice President

Address for Notices:

         Bank of Oklahoma, N.A.
         One Williams Center
         8th Floor
         Tulsa, Oklahoma  74172
         Attn:  Mack Renner
         Fax No:  (918) 295-0400

                        Credit Agreement - Signature Page

                                    EXHIBIT A

                             (Banks and Commitments)

-------------------------- --------------- ------------------- ---------------------- ---------------------
                           Revolving
                           Credit Loan     Swingline Loan
                           Commitment      Commitment          Bank's Total            Bank's Pro-Rata
Bank                       Amount          Amount*             Commitment Amount       Percentage
-------------------------- --------------- ------------------- ---------------------- ---------------------
U.S. Bank                  $15,000,000     $3,000,000          $15,000,000            0.750000000000
National Association
-------------------------- --------------- ------------------- ---------------------- ---------------------
Bank of Oklahoma, N.A.     $5,000,000           0              $5,000,000             0.250000000000
-------------------------- --------------- ------------------- ---------------------- ---------------------
        TOTALS:            $20,000,000     $3,000,000          $20,000,000            1.000000000000
-------------------------- --------------- ------------------- ---------------------- ---------------------

     *    As more  particularly  described in the Agreement,  the Swingline Loan
          Commitment  is  a  subcommitment   under  the  Revolving  Credit  Loan
          Commitments.  Accordingly,  extensions  of credit under the  Swingline
          Loan  Commitment  act to reduce,  on a  dollar-for-dollar  basis,  the amount of credit  otherwise  available under the Revolving Credit Loan
          Commitments.

                          Credit Agreement - Exhibit B

                                    EXHIBIT B

                         [Form of Revolving Credit Note]

                              REVOLVING CREDIT NOTE

$__________________                                             April ____, 2007

     For  value  received,   the   undersigned,   TORTOISE   CAPITAL   RESOURCES
CORPORATION, a Maryland corporation (the "Borrower"),  hereby promises to pay to the order of ___________________,  a  ______________________  (the "Bank"; which term  shall  include  any  subsequent  holder  hereof),  at such place as may be expressly  provided for in the Credit Agreement referred to below, the principal sum of  ___________________  and 00/100  Dollars  ($_________________)  or, such lesser  amount  as shall  equal the  aggregate  unpaid  principal  amount of the
Revolving  Credit  Loans  made by the  Bank to the  Borrower  under  the  Credit
Agreement,  in lawful money of the United  States of America,  without  set-off,
deduction  or  counterclaim,   and  in  immediately   available  funds,  on  the
Termination  Date,  and to pay interest on the unpaid  principal  amount of each such  Revolving  Credit Loan, at such office,  in like money and funds,  for the period commencing on the date of such Revolving Credit Loan until such Revolving
Credit  Loan  shall be paid in full,  at the  rates  per  annum  and on the date provided in the Credit Agreement.

     This  Revolving  Credit  Note (the  "Note") is the  Revolving  Credit  Note
referred  to in,  is  issued  pursuant  to,  and is  subject  to the  terms  and conditions  of,  the Credit  Agreement,  dated as of April __,  2007,  among the
Borrower,  the Banks named therein  (including  the Bank) and U.S. Bank National
Association,  as Agent,  Swingline  Lender and Lead Arranger (as the same may be amended, renewed,  restated,  replaced,  consolidated or otherwise modified from time to time, the "Credit Agreement"), and evidences Revolving Credit Loans made by the Bank under its Revolving Credit Loan Commitment thereunder. To the extent of any direct  conflict  between the terms and  conditions  of this Note and the terms and  conditions of the Credit  Agreement,  the terms and conditions of the
Credit  Agreement  shall  prevail  and  govern.  Capitalized  terms used and not defined in this Note have the meanings given to them in the Credit Agreement.

     Interest shall accrue on the outstanding  principal balance of this Note as provided in the Credit Agreement.  Principal, interest and all other amounts, if any,  payable in respect of this Note shall be payable as provided in the Credit
Agreement.  The Borrower's  right, if any, to prepay this Note is subject to the terms and conditions of the Credit Agreement.

     The  Credit  Agreement  (the  terms of which  are  hereby  incorporated  by reference)  provides for the  acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Revolving  Credit Loans upon the terms and conditions specified therein.

     Time is of the essence of this Note.  To the fullest  extent  permitted  by applicable law, the Borrower and any and all sureties,  guarantors and endorsers of this  Note  and all  other  parties  hereafter  liable  hereon  waive  grace, presentment,  demand,  protest,  notice of dishonor,  any and all other  notices
(including,  but not  limited  to,  notice of protest,  notice of  intention  to accelerate  and notice of  acceleration),  diligence in collecting  and bringing suit  against any party  hereto,  demands and  consents in  connection  with the delivery,  acceptance,  performance,  default or  enforcement  of this Note, and consent to any  extensions  of time,  renewals,  releases  of any  parties to or guarantors of this Note, waivers and any other modifications that may be granted or  consented to by the Bank from time to time in respect of the time of payment or any other provision of this Note.

                          Credit Agreement - Exhibit B

     This Note shall be  governed  by the laws of the State of  Kansas,  without regard to any choice of law rule  thereof  which gives effect to the laws of any other jurisdiction.

     IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the date first above written.

                                       TORTOISE CAPITAL RESOURCES CORPORATION

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                          Credit Agreement - Exhibit B

                                    EXHIBIT C

                            [Form of Swingline Note]

                                 SWINGLINE NOTE

$3,000,000                                                      April ____, 2007

     For  value  received,   the   undersigned,   TORTOISE   CAPITAL   RESOURCES
CORPORATION,  a Maryland  corporation (the "Borrower") hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (the
"Swingline  Lender"),  at such  place as may be  expressly  provided  for in the
Credit  Agreement  referred to below, the principal sum of Three Million Dollars
($3,000,000),  or such  lesser  amount  as  shall  equal  the  aggregate  unpaid principal  amount of the  Swingline  Loans made by the  Swingline  Lender to the
Borrower  under the Credit  Agreement,  in lawful money of the United  States of
America,  and in immediately  available funds, on the Termination  Date, or such earlier date as provided in the Credit Agreement,  referred to below, and to pay interest on the unpaid  principal amount of each Swingline Loan, at such office, in like money and funds, for the period commencing on the date of each Swingline
Loan until such  Swingline Loan shall be paid in full, at rates per annum and on the dates provided in the Credit Agreement.

     This  Swingline  Note (the "Note") is the Swingline Note referred to in, is issued  pursuant to, and is subject to the terms and  conditions  of, the Credit
Agreement,  dated as of April __,  2007,  among the  Borrower,  the Banks  named therein  (including  the Bank) and U.S.  Bank  National  Association,  as Agent,
Swingline  Lender  and Lead  Arranger,  (as the same  may be  amended,  renewed, restated,  replaced,  consolidated or otherwise  modified from time to time, the
"Credit Agreement"),  and evidences Swingline Loans made by the Swingline Lender under its  Swingline  Loan  Commitment  thereunder.  To the extent of any direct conflict  between  the  terms  and  conditions  of this  Note and the  terms and conditions  of the  Credit  Agreement,  the terms and  conditions  of the Credit
Agreement  shall prevail and govern.  Capitalized  terms used and not defined in this Note have the meanings given to them in the Credit Agreement.

     Interest shall accrue on the outstanding  principal balance of this Note as provided in the Credit Agreement.  Principal, interest and all other amounts, if any,  payable in respect of this Note shall be payable as provided in the Credit
Agreement.  The Borrower's  right, if any, to prepay this Note is subject to the terms and conditions of the Credit Agreement.

     The  Credit  Agreement  (the  terms of which  are  hereby  incorporated  by reference)  provides for the  acceleration of the maturity of this Note upon the occurrence of certain  events and for  prepayments  of Swingline  Loans upon the terms and conditions specified therein.

     Time is of the essence of this Note.  To the fullest  extent  permitted  by applicable law, the Borrower and any and all sureties,  guarantors and endorsers of this  Note  and all  other  parties  hereafter  liable  hereon  waive  grace, presentment,  demand,  protest,  notice of dishonor,  any and all other  notices
(including,  but not  limited  to,  notice of protest,  notice of  intention  to accelerate  and notice of  acceleration),  diligence in collecting  and bringing suit  against any party  hereto,  demands and  consents in  connection  with the delivery,  acceptance,  performance,  default or  enforcement  of this Note, and consent to any  extensions  of time,  renewals,  releases  of any  parties to or guarantors of this Note, waivers and any other modifications that may be granted or consented to by the Swingline Lender from time to time in respect of the time of payment or any other provision of this Note.

                          Credit Agreement - Exhibit C

     This Note shall be  governed  by the laws of the State of  Kansas,  without regard to any choice of law rule  thereof  which gives effect to the laws of any other jurisdiction.

     IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the date first above written.

                                       TORTOISE CAPITAL RESOURCES CORPORATION

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                          Credit Agreement - Exhibit C

                                    EXHIBIT D

                      [Form of Borrowing Base Certificate]

                           BORROWING BASE CERTIFICATE

     This Borrowing Base Certificate  ("Certificate")  is delivered  pursuant to
Section  3.7(a) of the Credit  Agreement (the "Credit  Agreement"),  dated as of
April __,  2007,  among  Tortoise  Capital  Resources  Corporation,  a  Maryland
corporation (the "Borrower");  certain lenders (the "Banks"); U.S. Bank National
Association,  a national banking association,  as the lender for Swingline Loans
(in such capacity,  the "Swingline Lender"); and U.S. Bank National Association,
a  national  banking  association,  as agent  for the Banks  hereunder  (in such capacity,  the "Agent");  and as lead arranger hereunder (in such capacity,  the
"Lead  Arranger").  Capitalized  terms used and not defined in this  Certificate have the meanings given to them in the Credit Agreement.

     The undersigned  hereby certifies that he or she is an authorized signor of the Borrower and, as such, is authorized to execute and deliver this Certificate on behalf of the Borrower and, certify to the Agent that:

     1.   Borrowing Base. The Borrowing Base for the Borrower,  as of _________,
20__, is as follows:

          A.  A. Total value of assets ("Total Assets")         $_______________
              (after giving effect to any Requested Advance)

          B.  25% of Total Assets ("Margined Asset Value")      $_______________
              (25% of line A)

          C.  Less outstanding other senior debt:               $_______________

          D.  Total Borrowing Base                              $_______________
              (line B minus line C)

          E.  Revolving Credit Loan Commitments                 $_______________

          F.  Less: Current Outstanding Balances on Revolving
              Credit Loans and Swingline Loans                  $_______________

          G.  Total Availability                                $_______________
              (lesser of line D and line E minus line F)

          H.  Requested Advance (if any)                        $_______________

                          Credit Agreement - Exhibit D

     2. Compliance with 1940 Act. As of ______________, 20__, the Borrower is in
material  compliance with the Investment  Company Act of 1940, and the rules and regulations promulgated thereunder, as the same may be amended from time to time
(the  "1940  Act"),  including  but not  limited  to, all  leverage  regulations specified in the 1940 Act.

          A. Asset  Coverage  Ratio of Auction Rate Senior Notes and  Short-Term
          Borrowings:  (represents  the  value  of the  Total  Assets  less  all liabilities and  indebtedness  not represented by Senior Notes,  Loans and preferred  shares at the end of the period divided by Senior Notes and Loans outstanding at the end of the period)

                         Percentage of Total Assets   ___________%

          B. Asset Coverage Ratio of Preferred Shares:  (represents the value of the Total Assets less  liabilities and indebtedness not represented by
          Senior  Notes,  Loans and  preferred  shares at the end of the  period divided by Senior Notes, Loans and preferred shares outstanding at the end of the period)

                         Percentage of Total Assets   ___________%

     3. Reliance. This Certificate is delivered to the Agent for its benefit and the benefit of the Banks,  the Swingline Lender and the Lead Arranger and may be
conclusively relied upon by all such Persons.

     IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of the Borrower on ____________ __, 20__.

                                       TORTOISE CAPITAL RESOURCES CORPORATION

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                          Credit Agreement - Exhibit D